MORGAN STANLEY DEAN WITTER                                       July 13, 1998
Asset Finance Group
ABS/MBS Capital Markets


                               ABS New Transaction

                             Computational Materials


                           $251,472,000 (Approximate)
                          Block Mortgage Finance, Inc.
                            Asset Backed Certificates
                                  Series 1998-2







--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

          $251,472,000 Block Mortgage Finance Asset Backed Certificates
                                  Series 1998-2

                           Block Financial Corporation
                                 Master Servicer
                         Companion Mortgage Corporation
                                     Seller


                             Transaction Highlights

---------- ----------- --------------- ------------ --------------- ------------- ---------------- ------------ ----------- -------
                                        Expected     Average Life    Mod Dur to    Payment Window                           Price
            Class                        Ratings          to           Call/       to Call/Maty<F2>                         Talk
Class<F1>   Size        Description     (Moody's/   Call/Maty<F2>     Maty<F2>        (months)      Day Count    Benchmark  (bps)
           (millions)                      S&P)        (years)        (years)
---------- ----------- --------------- ------------ --------------- ------------- ---------------- ------------ ----------- -------
   A-1       $50.000   FRM Fixed Seq     Aaa/AAA     0.84 / 0.84    0.80 / 0.80       19 / 19        30/360         TBD     +[   ]
   A-2       $20.000   FRM Fixed Seq     Aaa/AAA     2.01 / 2.01    1.83 / 1.83       11 / 11        30/360         TBD     +[   ]
   A-3       $18.000   FRM Fixed Seq     Aaa/AAA     2.99 / 2.99    2.65 / 2.65       16 / 16        30/360         TBD     +[   ]
   A-4       $22.000   FRM Fixed Seq     Aaa/AAA     4.97 / 4.97    4.12 / 4.12       41 / 41        30/360         TBD     +[   ]
   A-5       $11.464   FRM Fixed Seq     Aaa/AAA     7.74 / 10.70   5.87 / 7.35       10 / 93        30/360         TBD     +[   ]
   A-6       $13.496   FRM NAS Class     Aaa/AAA     6.30 / 6.56    5.02 / 5.16       57 / 140       30/360         TBD     +[   ]
   A-7       $87.384    ARM Floater      Aaa/AAA     2.62 / 2.80    2.24 / 2.35       93 / 164      Actual/360      TBD     +[   ]
   A-8       $29.128   ARM NAS Class     Aaa/AAA     2.41 / 2.41    2.17 / 2.17       42 / 42        30/360         TBD     +[   ]
                                                                                                                            +[   ]
---------- ----------- --------------- ------------ --------------- ------------- ---------------- ------------ ----------- -------
  Total     $251.472                      Aaa/AAA          --             --             --                          --        --
---------- ----------- --------------- ------------- -------------- ------------- ---------------- ------------ ----------- -------

<F1>  The Class A1 through  Class A-6  certificates  are backed by a fixed rate pool of home equity loans and the Class A-7 and A-8 certificates by an adjustable rate pool of home equity loans.
<F2>  See "Prepayment Speed" below.

Seller:             Companion Mortgage Corporation

Master Servicer:    Block Financial Corporation

Trustee:            First National Bank of Chicago

Collateral:         Fixed and adjustable  rate  nonconforming  home equity loans secured by first and second lien mortgages.

Prepayment Speed:
Fixed Rate
Certificates:       All  classes  are priced at 115% of the
                    prepayment    assumption   ("PPC").   100%   PPC   describes
                    prepayments starting at 3% CPR in month 1, increasing by approximately 1.5454% CPR per month to 20% CPR in month 12, and remaining at 20% CPR thereafter.

Adjustable  Rate
Certificates:       Constant 28% CPR

Expected Pricing
Date:               July 15-16, 1998

Expected
Settlement:         July 22, 1998 through DTC, Euroclear or CEDEL

Distribution
Dates:              The 25th of each month, beginning August 25, 1998

Credit
Enhancement:        100% coverage of principal and interest due to certificates, provided by MBIA Insurance Corporation.

Class A-6 and
A-8 Fixed  Rate
NAS Certificates:   The Class A-6 and A-8 fixed rate NAS  classes  are backed by the fixed rate Group I and adjustable rate Group II loans, respectively, and pay according to the following schedule of each certificate's pro-rata share:

                      Class A-6                          Class A-8

                      August 1998 - July 2001: 0%        August 1998 - February 2000: 0%
                      August 2001 - July 2003: 45%       March 2000 - July 2003: 500%
                      August 2003 - July 2004: 80%       August 2003 - thereafter: all principal
                      August 2004 - July 2005: 100%
                      August 2005 - thereafter: 300%

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                             Transaction Highlights
                                   (continued)

Class A-7 Available
Funds Cap:          The Class A-7 certificates pay LIBOR plus a spread capped at the weighted average coupon on the adjustable rate loans in a given month, less approximately 0.75% per annum prior to the 7th payment date, and less approximately 1.25% per annum thereafter.

Option and
Auction Call:       10%  Clean-up  call  (10% of  pool  balance)  followed  by a mandatory auction call.

Coupon Step-Up:     If 10% clean-up  call option is not  exercised  then,  as an incentive  to exercise  the call,  (i) the Class A-5 and A-6 pass-through rates increase by 0.75%, and (ii) the Class A-7 certificate spread to LIBOR doubles.

Tax Status:         REMIC

ERISA Eligibility:  The Class A certificates will be ERISA eligible.

SMMEA Eligibility:  None of the Class A Certificates are SMMEA eligible.


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  Block Financial 1998-2 Collateral Description

                                      Fixed Rate Home Equity Loans - Group I            ARM Home Equity Loans - Group II
                                      --------------------------------------            --------------------------------

Aggregate Pool Balance:                $134,960,601.41                                        $117,689,963.77

Number of Loans:                       2,600                                                  1,191

Average Outstanding Balance:           $51,908                                                $98,816

Total Original Balance:                $135,408,734.52                                        $117,869,983.81

Average Original Balance:              $52,080                                                $98,967

Lien Position:                         82.3% firsts; 17.7% non-firsts                         100% firsts

Prepayment Penalty:                    68.3%                                                  70.6%

WA Original Loan to Value Ratio:       80.75% (55.44% >80%, min: 10.00% /                     84.98% (75.47% >80%, min: 32.00% /
                                                           max: 100.00%)                                max: 100.00%)

WA Junior Loan Ratio<F1>:              28.94% (min: 5.48% / max: 86.35%)                      N/A

Loan Type:                             a)   59.7% Fixed Rate                                  a)   73.3% 2-year fixed/6-month ARM
                                       b)   40.3% Balloon                                     b)   18.8% 1-year ARM
                                                                                              c)   2.5% 6-month ARM
                                                                                              d)   2.2% 3-year fixed/6-month ARM
                                                                                              e)   1.8% 3-year fixed/1-year ARM
                                                                                              f)   1.5% Other

Original WA Original Term:             231 months (65.8% <= 180-mo. maty                      280 months (44.7% <= 180-mo. maty
                                                  34.2% > 360-mo. maty)                                  55.3% > 360-mo. maty)

Remaining WA Maturity:                 227 months (min: 50 / max: 359)                        275 months (min: 167 / max: 359)

WA Seasoning:                          4 months                                               5 months

Interest Rate Index:                   N/A                                                    a)   78.4% 6-month LIBOR
                                                                                              b)   19.8% 1-year UST
                                                                                              c)   1.5% 3-yr UST
                                                                                              d)   0.21% 1-month LIBOR

WA Gross Coupon:                       11.18% (min: 6.75%/max: 16.04%)                        10.09% (current, min: 7.35%/
                                                                                                    max: 13.30%)

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  Block Financial 1998-2 Collateral Description
                                   (continued)


                                       Fixed Rate Home Equity Loans - Group I            ARM Home Equity Loans - Group II
                                       --------------------------------------            --------------------------------

WA Gross Margin:                       N/A                                                    a)   6.40% 6-month LIBOR
                                                                                              b)   6.49% 1-year UST
                                                                                              c)   5.10% 3-yr UST
                                                                                              d)   5.10% 1-month LIBOR

Latest Scheduled Maturity:             Expected June 1, 2028                                  Expected June 1, 2028

Property Type:                         a)   94.96% single family                              a)   97.28% single family
                                       b)   3.15% 2-4 family                                  b)   1.11% 2-4 family
                                       c)   1.89% other                                       c)   1.60% other

Owner Occupancy:                       a)   92.77% owner occupied                             a)   96.88% owner occupied
                                       b)   7.23% investor property                           b)   3.12% investor property

Geographic Distribution (> 5%):        LA (14.41%), GA (10.76%), FL (9.57%),                  GA (18.55%), FL (9.47%),
                                       IL (8.41%), TN (7.44%), OH (7.34%),                    OH (9.46%), CO (8.46%), IL (7.14%), TN
                                       IN (5.71%), SC (5.21%)                                 (5.24%)

% Cashout Refinancing:                 83.6%                                                  59.9%

WA Initial Periodic Cap:               NA                                                     2.51%

WA Periodic Cap:                       NA                                                     1.23%

WA Months to Roll:                     NA                                                     17

WA Floor:                              NA                                                     10.07%

WA Debt-to-Income Ratio:               37.39%                                                 39.27%

      NOTE: <F1>EXCLUDES FIRST MORTGAGES. DEFINED AS RATIO OF CURRENT PRINCIPAL BALANCE OF THE MORTGAGE LOAN TO THE SUM OF THE
          ORIGINAL PRINCIPAL BALANCE OF LOAN AND PRINCIPAL BALANCE AT TIME OF ORIGINATION OF THE LOAN OF ANY SENIOR LIENS.

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                    Block Financial 1998-2 Collateral Detail

                               Fixed Rate Group I

------------------------------------------------------------------------------------------------------------------------------------
                                                  % of                            Weighted                                  Weighted
Remaining           Number of     Aggregate     Aggregate   Weighted    Average   Average    Percent   Percent   Percent     Average
Principal           Mortgage      Principal     Principal    Average    Current   Original   Cashout    Full      Owner       Debt
Balance               Loans        Balance       Balance     Coupon     Balance     CLTV      Refi       Doc     Occupied     Ratio
------------------------------------------------------------------------------------------------------------------------------------
0 - 9,999                   21      206,966.19        0.15      13.120     9,856      85.31     95.20     95.18     100.00     40.23
------------------------------------------------------------------------------------------------------------------------------------
10,000 - 19,999            331    5,386,011.60        3.99      12.482    16,272      81.60     95.27     94.19      95.37     35.03
------------------------------------------------------------------------------------------------------------------------------------
20,000 - 29,999            429   10,797,188.37        8.00      11.899    25,168      79.41     92.62     93.70      90.60     36.18
------------------------------------------------------------------------------------------------------------------------------------
30,000 - 39,999            390   13,652,032.44       10.12      11.478    35,005      77.81     87.11     92.50      83.82     35.96
------------------------------------------------------------------------------------------------------------------------------------
40,000 - 49,999            359   16,140,857.62       11.96      11.269    44,961      80.04     85.51     90.66      93.33     36.28
------------------------------------------------------------------------------------------------------------------------------------
50,000 - 59,999            292   15,990,143.13       11.85      11.169    54,761      81.79     84.13     92.15      92.76     36.65
------------------------------------------------------------------------------------------------------------------------------------
60,000 - 69,999            215   13,997,970.70       10.37      10.918    65,107      81.25     86.07     90.01      92.87     37.91
------------------------------------------------------------------------------------------------------------------------------------
70,000 - 79,999            172   12,831,537.82        9.51      11.093    74,602      82.73     84.94     92.95      98.22     38.24
------------------------------------------------------------------------------------------------------------------------------------
80,000 - 89,999             98    8,312,147.44        6.16      10.699    84,818      81.38     79.32     92.85      94.89     38.60
------------------------------------------------------------------------------------------------------------------------------------
90,000 - 99,999             75    7,076,640.36        5.24      10.811    94,355      83.12     69.33     92.19      94.68     40.72
------------------------------------------------------------------------------------------------------------------------------------
100,000 - 109,999           64    6,683,012.02        4.95      10.600   104,422      80.49     79.74     81.22      95.44     38.35
------------------------------------------------------------------------------------------------------------------------------------
110,000 - 119,999           42    4,826,384.30        3.58      10.750   114,914      83.64     83.25     83.36      88.22     37.25
------------------------------------------------------------------------------------------------------------------------------------
120,000 - 129,999           31    3,881,010.56        2.88      11.010   125,194      80.37     61.75     87.00      93.61     39.82
------------------------------------------------------------------------------------------------------------------------------------
130,000 - 139,999           18    2,416,014.51        1.79      11.138   134,223      81.75     60.95     88.62      88.98     36.12
------------------------------------------------------------------------------------------------------------------------------------
140,000 - 149,999           16    2,318,458.46        1.72      11.129   144,904      78.63     93.82     68.59      81.36     37.67
------------------------------------------------------------------------------------------------------------------------------------
150,000 - 159,999           10    1,543,902.60        1.14      11.020   154,390      76.37     90.16     90.01     100.00     39.71
------------------------------------------------------------------------------------------------------------------------------------
160,000 - 169,999            5      819,337.32        0.61      11.127   163,867      85.89     60.77    100.00     100.00     48.47
------------------------------------------------------------------------------------------------------------------------------------
170,000 - 179,999            8    1,394,065.32        1.03      11.506   174,258      81.51     74.93     87.38     100.00     40.12
------------------------------------------------------------------------------------------------------------------------------------
180,000 - 189,999            3      555,956.00        0.41      11.291   185,319      85.01     32.87    100.00     100.00     36.92
------------------------------------------------------------------------------------------------------------------------------------
190,000 - 199,999            4      783,318.79        0.58      11.834   195,830      81.31     74.48    100.00      74.48     41.46
------------------------------------------------------------------------------------------------------------------------------------
200,000 - 209,999            2      409,190.95        0.30      10.811   204,595      86.67    100.00    100.00     100.00     54.11
------------------------------------------------------------------------------------------------------------------------------------
210,000 - 219,999            1      214,577.35        0.16       8.150   214,577      71.67    100.00    100.00     100.00     20.72
------------------------------------------------------------------------------------------------------------------------------------
220,000 - 229,999            1      229,275.39        0.17      11.450   229,275      90.00      0.00    100.00     100.00     45.81
------------------------------------------------------------------------------------------------------------------------------------
230,000 and greater         13    4,494,602.17        3.33      10.614   345,739      75.80     93.22     82.03     100.00     34.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,600  134,960,601.41      100.00      11.178    51,908      80.75     83.60     90.41      92.77     37.39
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

------------------------------------------------------------------------------------------------------------------------------------
                                                     % of                          Weighted                                 Weighted
                      Number of      Aggregate     Aggregate   Weighted  Average   Average    Percent   Percent   Percent   Average
Mortgage               Mortgage      Principal     Principal   Average   Current   Original   Cashout    Full      Owner      Debt
Rates                   Loans         Balance       Balance     Coupon   Balance     CLTV      Refi       Doc     Occupied   Ratio
------------------------------------------------------------------------------------------------------------------------------------
8.000 and less               36    2,412,516.69        1.79      7.667     67,014      60.56     98.76    100.00     100.00    33.59
------------------------------------------------------------------------------------------------------------------------------------
8.001 - 8.250                30    2,123,009.86        1.57      8.223     70,767      61.97    100.00    100.00      92.41    33.24
------------------------------------------------------------------------------------------------------------------------------------
8.251 - 8.500                16    1,013,915.90        0.75      8.450     63,370      65.47     90.27    100.00     100.00    35.44
------------------------------------------------------------------------------------------------------------------------------------
8.501 - 8.750                27    1,589,687.12        1.18      8.688     58,877      70.28     97.55    100.00      89.39    29.22
------------------------------------------------------------------------------------------------------------------------------------
8.751 - 9.000                43    3,363,386.02        2.49      8.921     78,218      71.50     93.41    100.00      94.27    34.80
------------------------------------------------------------------------------------------------------------------------------------
9.001 - 9.250                37    1,775,224.41        1.32      9.209     47,979      67.34     97.97    100.00      92.38    35.74
------------------------------------------------------------------------------------------------------------------------------------
9.251 - 9.500                54    3,112,691.41        2.31      9.467     57,642      74.64     90.93     96.18      82.56    35.10
------------------------------------------------------------------------------------------------------------------------------------
9.501 - 9.750                94    6,130,374.98        4.54      9.713     65,217      81.16     89.55     97.31      92.08    35.75
------------------------------------------------------------------------------------------------------------------------------------
9.751 - 10.000               96    6,652,915.17        4.93      9.946     69,301      80.03     84.90     96.70      84.26    37.21
------------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.250             109    6,473,080.26        4.80     10.201     59,386      80.23     89.92     92.80      90.89    38.04
------------------------------------------------------------------------------------------------------------------------------------
10.251 - 10.500             132    8,393,548.78        6.22     10.440     63,587      81.29     83.54     87.64      83.54    37.64
------------------------------------------------------------------------------------------------------------------------------------
10.501 - 10.750             122    8,091,259.65        6.00     10.663     66,322      81.72     83.00     83.70      92.46    36.22
------------------------------------------------------------------------------------------------------------------------------------
10.751 - 11.000             183   10,558,682.88        7.82     10.905     57,698      82.78     69.13     92.15      90.71    37.62
------------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.250             158    8,870,338.67        6.57     11.162     56,141      82.68     77.96     88.54      96.79    36.84
------------------------------------------------------------------------------------------------------------------------------------
11.251 - 11.500             174    9,296,465.81        6.89     11.408     53,428      83.78     72.03     92.54      92.37    38.59
------------------------------------------------------------------------------------------------------------------------------------
11.501 - 11.750             191    9,922,795.21        7.35     11.657     51,952      82.58     76.82     93.90      93.99    38.13
------------------------------------------------------------------------------------------------------------------------------------
11.751 - 12.000             201    9,285,075.45        6.88     11.887     46,194      82.81     82.62     81.60      95.09    38.18
------------------------------------------------------------------------------------------------------------------------------------
12.001 - 12.250             156    7,382,963.93        5.47     12.145     47,327      83.74     79.32     91.00      92.01    38.29
------------------------------------------------------------------------------------------------------------------------------------
12.251 - 12.500             170    7,278,978.41        5.39     12.409     42,818      83.16     85.61     83.58      98.64    37.56
------------------------------------------------------------------------------------------------------------------------------------
12.501 - 12.750             132    5,955,680.77        4.41     12.646     45,119      82.05     88.83     87.45      94.88    38.83
------------------------------------------------------------------------------------------------------------------------------------
12.751 - 13.000             115    4,778,322.41        3.54     12.883     41,551      84.22     88.16     89.19      96.08    37.00
------------------------------------------------------------------------------------------------------------------------------------
13.001 - 13.250              55    1,859,261.29        1.38     13.155     33,805      82.09     92.78     83.15     100.00    40.80
------------------------------------------------------------------------------------------------------------------------------------
13.251 - 13.500              59    2,187,498.94        1.62     13.422     37,076      83.45     95.21     77.84     100.00    42.32
------------------------------------------------------------------------------------------------------------------------------------
13.501 - 13.750              63    1,868,553.42        1.38     13.663     29,660      82.02     94.26     97.36      94.24    40.61
------------------------------------------------------------------------------------------------------------------------------------
13.751 - 14.000              49    1,426,670.57        1.06     13.911     29,116      84.90     93.66     95.01     100.00    38.71
------------------------------------------------------------------------------------------------------------------------------------
14.001 - 14.250              20      701,101.47        0.52     14.142     35,055      83.70     83.34     83.34     100.00    35.61
------------------------------------------------------------------------------------------------------------------------------------
14.251 - 14.500              17      744,480.10        0.55     14.442     43,793      72.86     84.18     50.08     100.00    37.23
------------------------------------------------------------------------------------------------------------------------------------
14.501 - 14.750              14      561,114.17        0.42     14.611     40,080      76.40    100.00     94.21     100.00    38.84
------------------------------------------------------------------------------------------------------------------------------------
14.751 - 15.000              26      509,114.95        0.38     14.960     19,581      88.31     67.78     83.22      91.06    40.43
------------------------------------------------------------------------------------------------------------------------------------
Greater than 15.000          21      641,892.71        0.48     15.571     30,566      89.91    100.00     82.31      87.99    40.99
------------------------------------------------------------------------------------------------------------------------------------
Total:                    2,600  134,960,601.41      100.00     11.178     51,908      80.75     83.60     90.41      92.77    37.39
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

------------------------------------------------------------------------------------------------------------------------------------
Months                                            % of                            Weighted                                  Weighted
Remaining          Number of      Aggregate     Aggregate   Weighted   Average    Average    Percent   Percent   Percent    Average
to Scheduled        Mortgage      Principal     Principal   Average    Current    Original   Cashout    Full      Owner       Debt
Maturity             Loans         Balance       Balance     Coupon    Balance      CLTV      Refi       Doc     Occupied    Ratio
------------------------------------------------------------------------------------------------------------------------------------
Less than 50                1       71,028.09        0.05     14.500     71,028      75.74      0.00    100.00     100.00      18.57
------------------------------------------------------------------------------------------------------------------------------------
50 to 59                    4       74,860.58        0.06     11.369     18,715      86.11    100.00     74.06      74.06      27.12
------------------------------------------------------------------------------------------------------------------------------------
60 to 119                  59    1,528,836.73        1.13     10.974     25,912      75.13    100.00     97.93      90.99      33.10
------------------------------------------------------------------------------------------------------------------------------------
120 to 179              1,808   87,186,612.95       64.60     11.277     48,223      81.15     83.48     89.20      91.84      37.52
------------------------------------------------------------------------------------------------------------------------------------
180 to 239                230   10,922,008.52        8.09     11.199     47,487      77.92     96.52     89.52      93.84      36.33
------------------------------------------------------------------------------------------------------------------------------------
240 to 299                  2      143,910.07        0.11      8.758     71,955      71.47    100.00    100.00     100.00      38.46
------------------------------------------------------------------------------------------------------------------------------------
300 to 359                496   35,033,344.47       25.96     10.937     70,632      80.94     79.23     93.36      94.84      37.65
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,600  134,960,601.41      100.00     11.178     51,908      80.75     83.60     90.41      92.77      37.39
------------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                    % of                           Weighted                                 Weighted
                      Number of      Aggregate    Aggregate   Weighted   Average   Average    Percent   Percent   Percent   Average
Distribution of        Mortgage      Principal    Principal   Average    Current   Original   Cashout    Full      Owner      Debt
Loan Purpose            Loans         Balance      Balance     Coupon    Balance     CLTV      Refi       Doc     Occupied   Ratio
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout      2,255   112,829,247.55      83.60     11.151     50,035     79.98    100.00     89.87      93.39    37.31
------------------------------------------------------------------------------------------------------------------------------------
Purchase                   345    22,131,353.86      16.40     11.314     64,149     84.69      0.00     93.14      89.60    37.79
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,600   134,960,601.41     100.00     11.178     51,908     80.75     83.60     90.41      92.77    37.39
------------------------------------------------------------------------------------------------------------------------------------






--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

------------------------------------------------------------------------------------------------------------------------------------
                                                  % of                            Weighted                                  Weighted
                    Number of     Aggregate     Aggregate   Weighted    Average   Average    Percent   Percent   Percent     Average
Distribution of     Mortgage      Principal     Principal    Average    Current   Original   Cashout     Full     Owner       Debt
Occupancy Status      Loans        Balance       Balance     Coupon     Balance     CLTV       Refi      Doc     Occupied     Ratio
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied           2,395  125,206,928.40       92.77      11.207    52,278      81.19      84.16    91.61     100.00     37.32
------------------------------------------------------------------------------------------------------------------------------------
Non-Owner Occupied         205    9,753,673.01        7.23      10.804    47,579      75.10      76.41    75.02       0.00     38.30
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,600  134,960,601.41      100.00      11.178    51,908      80.75      83.60    90.41      92.77     37.39
------------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                  % of                            Weighted                                  Weighted
                    Number of     Aggregate     Aggregate   Weighted    Average   Average    Percent   Percent   Percent     Average
Distribution of     Mortgage      Principal     Principal    Average    Current   Original   Cashout     Full     Owner       Debt
Property Types        Loans        Balance       Balance     Coupon     Balance     CLTV       Refi      Doc     Occupied     Ratio
------------------------------------------------------------------------------------------------------------------------------------
Single Family         2,482    128,164,226.56     94.96      11.189    51,637      80.95      84.01     90.88      94.95     37.46
Residence
------------------------------------------------------------------------------------------------------------------------------------
2-4 Family               66      4,256,581.98      3.15      11.027    64,494      76.96      72.16     76.09      25.23     37.14
------------------------------------------------------------------------------------------------------------------------------------
Manufactured             38      1,857,805.94      1.38      10.635    48,890      78.06      79.94    100.00      98.16     32.35
Housing
------------------------------------------------------------------------------------------------------------------------------------
Condo                     9        382,161.44      0.28      11.699    42,462      71.31      79.58    100.00      81.47     39.87
------------------------------------------------------------------------------------------------------------------------------------
PUD                       5        299,825.49      0.22      11.363    59,965      80.86     100.00     23.33     100.00     41.56
------------------------------------------------------------------------------------------------------------------------------------
Total:                2,600    134,960,601.41    100.00      11.178    51,908      80.75      83.60     90.41      92.77     37.39
------------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                  % of                            Weighted                                  Weighted
                    Number of     Aggregate     Aggregate   Weighted    Average   Average    Percent   Percent   Percent     Average
                    Mortgage      Principal     Principal    Average    Current   Original   Cashout     Full     Owner       Debt
Lien Position         Loans        Balance       Balance     Coupon     Balance     CLTV       Refi      Doc     Occupied     Ratio
------------------------------------------------------------------------------------------------------------------------------------
1st Lien               1,764    111,115,964.28     82.33      10.907    62,991      79.70      80.42    90.69      91.50      37.03
------------------------------------------------------------------------------------------------------------------------------------
2nd Lien                 836     23,844,637.13     17.67      12.439    28,522      85.66      98.43    89.09      98.68      39.07
------------------------------------------------------------------------------------------------------------------------------------
Total:                 2,600    134,960,601.41    100.00      11.178    51,908      80.75      83.60    90.41      92.77      37.39
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

------------------------------------------------------------------------------------------------------------------------------------
                                                   % of                           Weighted                                  Weighted
                    Number of     Aggregate     Aggregate    Weighted   Average    Average    Percent   Percent   Percent    Average
Geographical         Mortgage     Principal     Principal    Average    Current   Original    Cashout    Full      Owner       Debt
Distribution          Loans        Balance       Balance      Coupon    Balance     CLTV       Refi       Doc     Occupied    Ratio
------------------------------------------------------------------------------------------------------------------------------------
Louisiana                423    19,449,003.84        14.41     11.815    45,979       78.35     94.93     86.92      95.92    35.85
------------------------------------------------------------------------------------------------------------------------------------
Georgia                  243    14,522,457.89        10.76     11.327    59,763       80.51     73.45     86.24      91.87    37.48
------------------------------------------------------------------------------------------------------------------------------------
Florida                  272    12,911,171.48         9.57     10.796    47,468       80.10     72.10     92.85      92.55    38.43
------------------------------------------------------------------------------------------------------------------------------------
Illinois                 235    11,348,850.44         8.41     11.662    48,293       83.62     86.64     94.83      94.98    40.26
------------------------------------------------------------------------------------------------------------------------------------
Tennessee                154    10,039,306.25         7.44     11.017    65,190       82.42     67.04     95.75      89.48    37.21
------------------------------------------------------------------------------------------------------------------------------------
Ohio                     162     9,910,636.55         7.34     10.743    61,177       80.54     86.25     92.19      87.98    38.90
------------------------------------------------------------------------------------------------------------------------------------
Indiana                  163     7,709,423.61         5.71     11.008    47,297       83.39     87.17     97.30      94.70    36.10
------------------------------------------------------------------------------------------------------------------------------------
South Carolina           124     7,026,445.13         5.21     10.526    56,665       76.53     85.89     83.55      93.56    35.40
------------------------------------------------------------------------------------------------------------------------------------
Mississippi              131     6,050,879.12         4.48     11.603    46,190       81.34     90.47     89.02      99.67    36.98
------------------------------------------------------------------------------------------------------------------------------------
North Carolina           120     6,021,837.53         4.46     11.220    50,182       80.50     88.42     95.18      93.89    37.68
------------------------------------------------------------------------------------------------------------------------------------
Kentucky                 109     5,166,900.97         3.83     10.862    47,403       83.50     93.77     92.62      96.33    36.13
------------------------------------------------------------------------------------------------------------------------------------
Colorado                 104     5,097,117.99         3.78     10.706    49,011       80.23     93.15     99.69      97.99    38.42
------------------------------------------------------------------------------------------------------------------------------------
Virginia                  70     3,915,713.60         2.90     11.020    55,939       81.64     87.07     95.40      94.35    38.11
------------------------------------------------------------------------------------------------------------------------------------
Michigan                  46     2,618,238.46         1.94     11.071    56,918       77.89     81.22     65.86      77.52    34.80
------------------------------------------------------------------------------------------------------------------------------------
Arizona                   42     2,174,122.33         1.61     10.772    51,765       80.11     94.64     87.89      93.35    38.28
------------------------------------------------------------------------------------------------------------------------------------
Missouri                  41     2,140,807.82         1.59     10.736    52,215       81.50     72.82    100.00      90.88    38.58
------------------------------------------------------------------------------------------------------------------------------------
California                35     1,724,840.17         1.28     11.479    49,281       81.48     86.79     70.95      80.08    36.79
------------------------------------------------------------------------------------------------------------------------------------
Utah                      29     1,363,802.26         1.01     11.111    47,028       86.48     74.22    100.00     100.00    40.33
------------------------------------------------------------------------------------------------------------------------------------
Iowa                      23     1,330,227.33         0.99     10.822    57,836       85.67     76.75     91.22      95.61    36.70
------------------------------------------------------------------------------------------------------------------------------------
Texas                     18     1,100,635.98         0.82     11.174    61,146       83.27     54.11     95.80      80.36    37.71
------------------------------------------------------------------------------------------------------------------------------------
Connecticut               10       763,222.94         0.57     10.918    76,322       73.47     70.66     37.44      44.80    32.21
------------------------------------------------------------------------------------------------------------------------------------
Arkansas                   7       659,452.01         0.49     11.135    94,207       78.77    100.00     78.60      69.46    31.10
------------------------------------------------------------------------------------------------------------------------------------
Wisconsin                  7       452,348.25         0.34     11.333    64,621       84.18    100.00    100.00      93.06    38.35
------------------------------------------------------------------------------------------------------------------------------------
Washington                 5       397,389.29         0.29     12.127    79,478       70.14    100.00     63.64     100.00    37.77
------------------------------------------------------------------------------------------------------------------------------------
Oregon                     5       332,731.58         0.25     10.271    66,546       79.30     68.56     68.56     100.00    35.19
------------------------------------------------------------------------------------------------------------------------------------
Maryland                   9       216,581.52         0.16     14.405    24,065       76.76     64.32     51.48      83.00    37.90
------------------------------------------------------------------------------------------------------------------------------------
West Virginia              2       151,594.00         0.11     10.873    75,797       85.79    100.00    100.00     100.00    41.31
------------------------------------------------------------------------------------------------------------------------------------
Idaho                      3       136,129.43         0.10     10.511    45,376       88.31    100.00    100.00     100.00    40.24
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania               2        79,307.97         0.06     11.043    39,654       83.96      0.00    100.00     100.00    27.48
------------------------------------------------------------------------------------------------------------------------------------
Minnesota                  2        49,553.50         0.04     12.869    24,777       85.20    100.00    100.00     100.00    42.06
------------------------------------------------------------------------------------------------------------------------------------
Nevada                     2        39,902.65         0.03     13.870    19,951       96.43    100.00    100.00     100.00    36.04
------------------------------------------------------------------------------------------------------------------------------------
New Mexico                 1        32,792.28         0.02     12.750    32,792       89.00    100.00    100.00     100.00    52.35
------------------------------------------------------------------------------------------------------------------------------------
Kansas                     1        27,177.24         0.02     11.000    27,177       89.77    100.00    100.00     100.00    32.83
------------------------------------------------------------------------------------------------------------------------------------
Total:                 2,600   134,960,601.41       100.00     11.178    51,908       80.75     83.60     90.41      92.77    37.39
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


------------------------------------------------------------------------------------------------------------------------------------
                                                  % of                          Weighted                                   Weighted
                  Number of     Aggregate      Aggregate   Weighted   Average    Average    Percent   Percent   Percent    Average
Top 20             Mortgage     Principal      Principal   Average    Current   Original    Cashout    Full      Owner       Debt
Zip Codes           Loans        Balance        Balance    Coupon     Balance     CLTV       Refi       Doc     Occupied    Ratio
------------------------------------------------------------------------------------------------------------------------------------
70810                    5       914,581.24       0.68     11.915    182,916       75.80    100.00    100.00     100.00      33.90
------------------------------------------------------------------------------------------------------------------------------------
30680                   12       864,882.32       0.64     11.048     72,074       78.76     80.29     92.64     100.00      38.99
------------------------------------------------------------------------------------------------------------------------------------
38115                    7       678,461.83       0.50     10.501     96,923       82.85     66.41    100.00      33.59      33.41
------------------------------------------------------------------------------------------------------------------------------------
30004                    3       671,614.09       0.50     10.854    223,871       77.17    100.00     20.25     100.00      36.51
------------------------------------------------------------------------------------------------------------------------------------
71360                   16       634,610.97       0.47     11.231     39,663       79.00    100.00     90.34      96.94      31.42
------------------------------------------------------------------------------------------------------------------------------------
39530                    4       610,037.53       0.45      9.924    152,509       85.53    100.00     86.90     100.00      43.48
------------------------------------------------------------------------------------------------------------------------------------
70726                   14       596,411.21       0.44     11.480     42,601       77.97    100.00     57.59     100.00      32.57
------------------------------------------------------------------------------------------------------------------------------------
30032                    7       544,923.98       0.40     11.489     77,846       79.92     26.61    100.00      75.20      38.55
------------------------------------------------------------------------------------------------------------------------------------
44112                    9       517,435.75       0.38     11.558     57,493       81.86     63.31     85.05      64.20      40.08
------------------------------------------------------------------------------------------------------------------------------------
29650                    5       501,584.53       0.37      9.756    100,317       64.35     70.82     63.06      81.87      32.28
------------------------------------------------------------------------------------------------------------------------------------
38141                    6       493,859.60       0.37     11.740     82,310       90.00      0.00    100.00     100.00      44.18
------------------------------------------------------------------------------------------------------------------------------------
44120                    6       485,459.71       0.36     12.337     80,910       77.87     58.03    100.00      91.93      42.55
------------------------------------------------------------------------------------------------------------------------------------
71913                    3       485,036.75       0.36     11.379    161,679       80.75    100.00     70.91      70.91      31.74
------------------------------------------------------------------------------------------------------------------------------------
30339                    2       470,933.94       0.35     10.364    235,467       82.91     73.52    100.00     100.00      15.17
------------------------------------------------------------------------------------------------------------------------------------
70805                   15       461,967.26       0.34     11.846     30,798       79.83     80.13     80.08      63.75      37.51
------------------------------------------------------------------------------------------------------------------------------------
71301                   12       451,335.73       0.33     11.768     37,611       77.65    100.00     95.58      79.77      40.55
------------------------------------------------------------------------------------------------------------------------------------
63033                    7       425,246.64       0.32     11.697     60,750       87.79     79.59    100.00     100.00      42.27
------------------------------------------------------------------------------------------------------------------------------------
70817                    6       421,359.77       0.31     11.525     70,227       84.21    100.00     87.87     100.00      33.39
------------------------------------------------------------------------------------------------------------------------------------
80221                    5       395,194.71       0.29     10.066     79,039       83.47    100.00    100.00     100.00      42.21
------------------------------------------------------------------------------------------------------------------------------------
70815                    3       389,271.45       0.29     12.303    129,757       82.50     83.01    100.00     100.00      44.39
------------------------------------------------------------------------------------------------------------------------------------
Other                2,453   123,946,392.40      91.84     11.174     50,528       80.81     83.92     90.82      93.20      37.47
------------------------------------------------------------------------------------------------------------------------------------
Total:               2,600   134,960,601.41     100.00     11.178     51,908       80.75     83.60     90.41      92.77      37.39
------------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                   % of                           Weighted                                  Weighted
                    Number of     Aggregate     Aggregate    Weighted   Average    Average    Percent   Percent   Percent   Average
Calendar Year        Mortgage     Principal     Principal    Average    Current   Original    Cashout    Full      Owner      Debt
of Origination        Loans        Balance       Balance      Coupon    Balance     CLTV       Refi       Doc     Occupied   Ratio
------------------------------------------------------------------------------------------------------------------------------------
1997                     511    23,667,484.46      17.54      11.672    46,316      80.97      81.19     92.42      91.34     36.56
------------------------------------------------------------------------------------------------------------------------------------
1998                   2,089   111,293,116.95      82.46      11.073    53,276      80.71      84.12     89.98      93.08     37.57
------------------------------------------------------------------------------------------------------------------------------------
Total:                 2,600   134,960,601.41     100.00      11.178    51,908      80.75      83.60     90.41      92.77     37.39
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

------------------------------------------------------------------------------------------------------------------------------------
                                                 % of                            Weighted                                   Weighted
                   Number of      Aggregate    Aggregate    Weighted   Average    Average    Percent   Percent   Percent    Average
Date of             Mortgage      Principal    Principal    Average    Current   Original    Cashout    Full      Owner       Debt
Origination          Loans         Balance      Balance      Coupon    Balance     CLTV       Refi       Doc     Occupied    Ratio
------------------------------------------------------------------------------------------------------------------------------------
1997-03                    2       114,387.40       0.08     11.203    57,194      74.43     100.00    100.00     100.00      43.96
------------------------------------------------------------------------------------------------------------------------------------
1997-04                    2       146,939.93       0.11     10.958    73,470      87.90     100.00    100.00     100.00      33.09
------------------------------------------------------------------------------------------------------------------------------------
1997-05                    1        82,502.78       0.06     12.050    82,503      90.00     100.00    100.00     100.00      44.18
------------------------------------------------------------------------------------------------------------------------------------
1997-06                   10       589,193.13       0.44     11.713    58,919      81.90      76.45    100.00      76.02      32.91
------------------------------------------------------------------------------------------------------------------------------------
1997-07                   24       896,585.50       0.66     11.537    37,358      81.71      76.84    100.00     100.00      38.74
------------------------------------------------------------------------------------------------------------------------------------
1997-08                   33     1,411,684.81       1.05     12.086    42,778      82.46      75.33    100.00      98.89      38.71
------------------------------------------------------------------------------------------------------------------------------------
1997-09                   20     1,024,410.47       0.76     12.087    51,221      86.71      59.32     94.20     100.00      36.91
------------------------------------------------------------------------------------------------------------------------------------
1997-10                   51     2,034,560.80       1.51     11.259    39,893      80.45      84.39     99.07      90.93      34.80
------------------------------------------------------------------------------------------------------------------------------------
1997-11                   85     3,717,317.13       2.75     11.925    43,733      79.88      72.19     87.13      87.03      37.66
------------------------------------------------------------------------------------------------------------------------------------
1997-12                  283    13,649,902.51      10.11     11.608    48,233      80.60      85.42     90.93      91.03      36.22
------------------------------------------------------------------------------------------------------------------------------------
1998-01                  376    17,762,839.23      13.16     11.392    47,242      80.60      85.45     90.25      92.35      37.59
------------------------------------------------------------------------------------------------------------------------------------
1998-02                  438    24,010,068.56      17.79     11.147    54,818      80.60      90.24     86.04      91.52      38.35
------------------------------------------------------------------------------------------------------------------------------------
1998-03                  514    28,962,939.88      21.46     10.893    56,348      80.82      82.73     91.97      93.88      36.82
------------------------------------------------------------------------------------------------------------------------------------
1998-04                  566    30,572,994.10      22.65     11.035    54,016      81.04      79.58     91.87      94.97      37.97
------------------------------------------------------------------------------------------------------------------------------------
1998-05                  195     9,984,275.18       7.40     10.964    51,201      79.80      84.91     87.46      90.00      36.60
------------------------------------------------------------------------------------------------------------------------------------
Total:                 2,600   134,960,601.41     100.00     11.178    51,908      80.75      83.60     90.41      92.77      37.39
------------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

------------------------------------------------------------------------------------------------------------------------------------
Combined                                            % of                           Weighted                                 Weighted
Original             Number of     Aggregate     Aggregate    Weighted   Average    Average    Percent   Percent   Percent   Average
Loan-to-Value         Mortgage     Principal     Principal    Average    Current   Original    Cashout    Full      Owner      Debt
Ratios                 Loans        Balance       Balance      Coupon    Balance     CLTV       Refi       Doc     Occupied   Ratio
------------------------------------------------------------------------------------------------------------------------------------
0.001 - 10.000             1        14,911.56        0.01      12.300    14,912       10.00    100.00    100.00     100.00     55.49
------------------------------------------------------------------------------------------------------------------------------------
10.001 - 20.000            3        70,142.29        0.05      11.300    23,381       17.24    100.00     67.69     100.00     37.38
------------------------------------------------------------------------------------------------------------------------------------
20.001 - 30.000           15       345,840.07        0.26      11.021    23,056       27.54    100.00     94.23     100.00     25.55
------------------------------------------------------------------------------------------------------------------------------------
30.001 - 40.000           29       916,731.94        0.68       9.808    31,611       36.45     93.25     87.83      97.34     30.29
------------------------------------------------------------------------------------------------------------------------------------
40.001 - 50.000           46     2,136,803.54        1.58       9.781    46,452       45.81     95.82     94.83      96.78     33.67
------------------------------------------------------------------------------------------------------------------------------------
50.001 - 60.000           90     4,203,686.66        3.11      10.201    46,708       56.46     96.77     89.05      87.61     33.66
------------------------------------------------------------------------------------------------------------------------------------
60.001 - 70.000          258    14,177,208.04       10.50      10.434    54,950       67.05     94.77     83.55      87.81     35.07
------------------------------------------------------------------------------------------------------------------------------------
70.001 - 75.000          253    14,310,341.13       10.60      11.137    56,563       74.11     88.96     74.33      83.85     36.10
------------------------------------------------------------------------------------------------------------------------------------
75.001 - 80.000          437    23,963,856.92       17.76      10.907    54,837       79.52     83.44     86.81      79.69     37.42
------------------------------------------------------------------------------------------------------------------------------------
80.001 - 85.000          458    25,682,554.24       19.03      11.326    56,075       84.61     81.18     93.35      99.49     38.19
------------------------------------------------------------------------------------------------------------------------------------
85.001 - 90.000          896    45,984,474.81       34.07      11.521    51,322       89.66     77.71     97.23      99.87     38.74
------------------------------------------------------------------------------------------------------------------------------------
90.001 - 95.000           23     1,027,045.34        0.76      12.018    44,654       92.26     63.79     95.14      95.86     38.03
------------------------------------------------------------------------------------------------------------------------------------
95.001 - 100.000          91     2,127,004.87        1.58      13.805    23,374       99.34     95.22     99.11     100.00     38.03
------------------------------------------------------------------------------------------------------------------------------------
Total:                 2,600   134,960,601.41      100.00      11.178    51,908       80.75     83.60     90.41      92.77     37.39
------------------------------------------------------------------------------------------------------------------------------------







--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

------------------------------------------------------------------------------------------------------------------------------------
                                                  % of                           Weighted                                   Weighted
                  Number of      Aggregate     Aggregate    Weighted   Average    Average    Percent   Percent   Percent    Average
Junior Loan        Mortgage      Principal     Principal    Average    Current   Original    Cashout    Full      Owner       Debt
Ratios (1)          Loans         Balance       Balance      Coupon    Balance     CLTV       Refi       Doc     Occupied    Ratio
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 10.000           16       242,300.98        1.02     12.957    15,144       87.22     95.90     92.62     100.00      42.46
------------------------------------------------------------------------------------------------------------------------------------
10.001 - 15.000         137     2,636,601.76       11.06     12.839    19,245       88.19     89.68     88.35     100.00      38.19
------------------------------------------------------------------------------------------------------------------------------------
15.001 - 20.000         161     3,877,329.69       16.26     12.608    24,083       87.91     98.23     88.89      97.36      39.43
------------------------------------------------------------------------------------------------------------------------------------
20.001 - 25.000         170     4,319,959.75       18.12     12.437    25,412       87.71    100.00     90.96     100.00      39.08
------------------------------------------------------------------------------------------------------------------------------------
25.001 - 30.000         121     3,588,741.18       15.05     12.205    29,659       85.40    100.00     92.85      99.56      39.54
------------------------------------------------------------------------------------------------------------------------------------
30.001 - 35.000          72     2,639,131.69       11.07     12.618    36,655       86.56     99.11     90.29      96.75      39.15
------------------------------------------------------------------------------------------------------------------------------------
35.001 - 40.000          57     2,095,481.54        8.79     12.253    36,763       84.76    100.00     88.27      98.10      39.23
------------------------------------------------------------------------------------------------------------------------------------
40.001 - 45.000          38     1,706,489.87        7.16     12.177    44,908       80.71    100.00     81.46      98.16      37.08
------------------------------------------------------------------------------------------------------------------------------------
45.001 - 50.000          21       993,150.15        4.17     12.196    47,293       80.12    100.00     73.30     100.00      41.34
------------------------------------------------------------------------------------------------------------------------------------
50.001 - 55.000          17       645,602.27        2.71     12.044    37,977       79.30    100.00     92.27     100.00      37.03
------------------------------------------------------------------------------------------------------------------------------------
55.001 - 60.000           8       413,949.08        1.74     12.374    51,744       79.29    100.00     84.66     100.00      41.86
------------------------------------------------------------------------------------------------------------------------------------
60.001 - 65.000           7       264,770.52        1.11     12.839    37,824       85.23    100.00    100.00     100.00      41.27
------------------------------------------------------------------------------------------------------------------------------------
65.001 - 70.000           6       240,204.93        1.01     12.023    40,034       73.50    100.00    100.00     100.00      33.74
------------------------------------------------------------------------------------------------------------------------------------
70.001 - 75.000           2        71,548.71        0.30     12.282    35,774       72.67    100.00    100.00      45.95      45.41
------------------------------------------------------------------------------------------------------------------------------------
75.001 - 80.000           2        57,846.72        0.24     11.116    28,923       90.52    100.00    100.00     100.00      30.63
------------------------------------------------------------------------------------------------------------------------------------
85.001 - 90.000           1        51,528.29        0.22     12.350    51,528       87.50    100.00    100.00     100.00      37.60
------------------------------------------------------------------------------------------------------------------------------------
Total:                  836    23,844,637.13      100.00     12.439    28,522       85.66     98.43     89.09      98.68      39.07
------------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

------------------------------------------------------------------------------------------------------------------------------------
                                                  % of                            Weighted                                  Weighted
                   Number of      Aggregate     Aggregate   Weighted   Average    Average    Percent   Percent   Percent    Average
                    Mortgage      Principal     Principal   Average    Current    Original   Cashout    Full      Owner       Debt
Product Type         Loans         Balance       Balance     Coupon    Balance      CLTV      Refi       Doc     Occupied    Ratio
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 5 Year             4        74,860.58       0.06     11.369     18,715      86.11    100.00     74.06      74.06      27.12
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year           59     1,528,836.73       1.13     10.974     25,912      75.13    100.00     97.93      90.99      33.10
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year        1,021    32,833,369.31      24.33     11.532     32,158      79.99     97.73     92.89      94.80      35.43
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 20 Year          230    10,922,008.52       8.09     11.199     47,487      77.92     96.52     89.52      93.84      36.33
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 25 Year            2       143,910.07       0.11      8.758     71,955      71.47    100.00    100.00     100.00      38.46
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 30 Year          496    35,033,344.47      25.96     10.937     70,632      80.94     79.23     93.36      94.84      37.65
------------------------------------------------------------------------------------------------------------------------------------
Balloon - 5/30             1        71,028.09       0.05     14.500     71,028      75.74      0.00    100.00     100.00      18.57
------------------------------------------------------------------------------------------------------------------------------------
Balloon - 15/30          787    54,353,243.64      40.27     11.123     69,064      81.85     74.87     86.96      90.05      38.78
------------------------------------------------------------------------------------------------------------------------------------
Total:                 2,600   134,960,601.41     100.00     11.178     51,908      80.75     83.60     90.41      92.77      37.39
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                    % of                           Weighted                                 Weighted
                       Number of     Aggregate    Aggregate   Weighted   Average   Average    Percent   Percent   Percent    Average
                        Mortgage     Principal    Principal   Average    Current   Original   Cashout    Full      Owner       Debt
Prepayment Penalty       Loans        Balance      Balance     Coupon    Balance     CLTV      Refi       Doc     Occupied    Ratio
------------------------------------------------------------------------------------------------------------------------------------
No Prepayment              935     42,803,526.03      31.72     11.454     45,779     81.73     87.55     91.22      94.57     37.97
Penalty
------------------------------------------------------------------------------------------------------------------------------------
1 Year                      78      4,854,315.28       3.60     11.092     62,235     80.42     81.66     90.92      89.20     37.07
------------------------------------------------------------------------------------------------------------------------------------
2 Years                    900     51,320,663.38      38.03     10.776     57,023     81.40     79.49     95.53      93.83     37.51
------------------------------------------------------------------------------------------------------------------------------------
3 Years                    440     24,356,675.33      18.05     11.258     55,356     79.56     79.20     80.59      86.50     36.79
------------------------------------------------------------------------------------------------------------------------------------
4 Years                      2        108,214.30       0.08      9.233     54,107     67.50    100.00    100.00     100.00     38.04
------------------------------------------------------------------------------------------------------------------------------------
5 Years                    245     11,517,207.09       8.53     11.832     47,009     77.02     97.19     85.04      96.11     36.14
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,600    134,960,601.41     100.00     11.178     51,908     80.75     83.60     90.41      92.77     37.39
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                    Block Financial 1998-2 Collateral Detail

                            Adjustable Rate Group II

------------------------------------------------------------------------------------------------------------------------------------
                                              % of
Remaining            # of       Aggregate     Aggr   Weighted   Weighted    WA     Average    WA    Percent   Percent     %     WA
Principal             Mtg       Principal     Prin   Average    Average     Mos    Current   Orig   Cashout    Full      Own   Debt
Balance               Lns        Balance       Bal    Coupon     Margin   to Roll  Balance   CLTV    Refi       Doc      Occ   Ratio
------------------------------------------------------------------------------------------------------------------------------------
10,000 - 19,999          1        17,994.05    0.02   11.350      7.875      21     17,994   80.00   100.00      0.00    0.00  37.20
------------------------------------------------------------------------------------------------------------------------------------
20,000 - 29,999          1        29,937.25    0.03    9.750      5.000      21     29,937   39.47   100.00    100.00  100.00  32.15
------------------------------------------------------------------------------------------------------------------------------------
30,000 - 39,999         30     1,077,229.97    0.92   10.731      6.684      17     35,908   79.89    43.79     87.40   73.18  36.25
------------------------------------------------------------------------------------------------------------------------------------
40,000 - 49,999         83     3,786,743.39    3.22   10.627      6.468      19     45,623   80.71    58.55     88.09   79.57  38.41
------------------------------------------------------------------------------------------------------------------------------------
50,000 - 59,999        136     7,519,091.00    6.39   10.477      6.407      19     55,287   83.55    53.43     94.18   90.68  38.33
------------------------------------------------------------------------------------------------------------------------------------
60,000 - 69,999        146     9,542,922.16    8.11   10.413      6.556      18     65,362   85.52    55.39     95.21   96.64  37.45
------------------------------------------------------------------------------------------------------------------------------------
70,000 - 79,999        150    11,276,195.18    9.58   10.314      6.506      17     75,175   85.67    57.23     97.37   98.07  40.23
------------------------------------------------------------------------------------------------------------------------------------
80,000 - 89,999        112     9,474,062.10    8.05    9.886      6.272      18     84,590   84.99    61.94     97.29   98.23  36.81
------------------------------------------------------------------------------------------------------------------------------------
90,000 - 99,999         92     8,715,057.54    7.41    9.957      6.255      16     94,729   85.37    58.75     94.62   97.88  37.92
------------------------------------------------------------------------------------------------------------------------------------
100,000 - 109,999       84     8,801,241.83    7.48    9.914      6.359      18    104,777   86.31    59.60     95.19   97.62  39.92
------------------------------------------------------------------------------------------------------------------------------------
110,000 - 119,999       75     8,615,179.95    7.32   10.126      6.385      18    114,869   86.51    65.64     94.60  100.00  41.15
------------------------------------------------------------------------------------------------------------------------------------
120,000 - 129,999       58     7,234,564.67    6.15   10.079      6.526      20    124,734   85.90    55.36     98.32  100.00  42.03
------------------------------------------------------------------------------------------------------------------------------------
130,000 - 139,999       51     6,882,221.28    5.85   10.099      6.363      17    134,946   85.79    70.47     92.04  100.00  41.68
------------------------------------------------------------------------------------------------------------------------------------
140,000 - 149,999       38     5,497,657.52    4.67    9.834      6.236      17    144,675   84.95    73.51     92.11   97.41  39.44
------------------------------------------------------------------------------------------------------------------------------------
150,000 - 159,999       20     3,131,612.39    2.66   10.238      6.571      16    156,581   84.74    64.91    100.00   89.96  42.44
------------------------------------------------------------------------------------------------------------------------------------
160,000 - 169,999       16     2,617,388.16    2.22    9.960      6.349      17    163,587   86.71    56.26     87.44  100.00  35.05
------------------------------------------------------------------------------------------------------------------------------------
170,000 - 179,999       12     2,116,251.13    1.80    9.706      6.272      15    176,354   85.94    50.00    100.00  100.00  36.75
------------------------------------------------------------------------------------------------------------------------------------
180,000 - 189,999       14     2,609,952.68    2.22    9.825      6.612      20    186,425   86.75    56.96     92.81  100.00  46.64
------------------------------------------------------------------------------------------------------------------------------------
190,000 - 199,999        8     1,563,086.46    1.33   10.038      6.650      14    195,386   78.27    62.42     62.72  100.00  38.73
------------------------------------------------------------------------------------------------------------------------------------
200,000 - 209,999        6     1,225,204.04    1.04    9.674      6.476      16    204,201   88.32    66.38     82.96  100.00  40.83
------------------------------------------------------------------------------------------------------------------------------------
210,000 - 219,999        9     1,948,377.20    1.66    9.638      6.512      12    216,486   80.28    88.79     88.74  100.00  44.43
------------------------------------------------------------------------------------------------------------------------------------
220,000 - 229,999        9     2,026,103.62    1.72   10.354      6.977      13    225,123   87.32    66.69    100.00  100.00  39.23
------------------------------------------------------------------------------------------------------------------------------------
230,000 - 239,999        8     1,876,863.41    1.59   10.118      6.164      20    234,608   86.24    62.58    100.00  100.00  41.77
------------------------------------------------------------------------------------------------------------------------------------
240,000 - 249,999        5     1,225,485.93    1.04   10.136      6.527      16    245,097   89.01    20.27    100.00  100.00  35.00
------------------------------------------------------------------------------------------------------------------------------------
250,000 - 259,999        1       254,369.08    0.22    8.450      6.750      19    254,369   69.86   100.00    100.00  100.00  34.48
------------------------------------------------------------------------------------------------------------------------------------
260,000 - 269,999        4     1,064,061.19    0.90    9.301      5.952      11    266,015   84.43    25.11     74.68  100.00  37.21
------------------------------------------------------------------------------------------------------------------------------------
270,000 - 279,999        3       834,131.68    0.71   10.268      5.701      18    278,044   81.63    33.39     66.52  100.00  45.79
------------------------------------------------------------------------------------------------------------------------------------
280,000 - 289,999        4     1,145,407.21    0.97    9.994      5.847      20    286,352   82.53    25.30    100.00  100.00  41.16
------------------------------------------------------------------------------------------------------------------------------------
290,000 - 299,999        3       886,776.61    0.75   10.715      6.900      17    295,592   86.66    33.14    100.00  100.00  40.67
------------------------------------------------------------------------------------------------------------------------------------
300,000 and greater     12     4,694,795.09    3.99    9.410      5.960      16    391,233   81.11    74.74     83.04   92.87  32.40
------------------------------------------------------------------------------------------------------------------------------------
Total:               1,191   117,689,963.77  100.00   10.085      6.393      17     98,816   84.98    59.92     93.73   96.88  39.27
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

------------------------------------------------------------------------------------------------------------------------------------
                                               % of                         WA
                       # of     Aggregate      Aggr   Weighted   Weighted   Mos    Average     WA    Percent   Percent    %     WA
Mortgage                Mtg     Principal      Prin   Average    Average    to     Current    Orig   Cashout    Full     Own   Debt
Rates                   Lns      Balance        Bal    Coupon     Margin    Roll   Balance    CLTV    Refi       Doc     Occ   Ratio
------------------------------------------------------------------------------------------------------------------------------------
8.000 and less           20    2,512,131.35     2.13    7.703     5.038      14    125,607   76.48     76.17   100.00  100.00  35.78
------------------------------------------------------------------------------------------------------------------------------------
8.001 - 8.250            18    1,913,555.08     1.63    8.167     5.192      15    106,309   75.65     67.79   100.00  100.00  36.43
------------------------------------------------------------------------------------------------------------------------------------
8.251 - 8.500            19    2,119,429.72     1.80    8.456     5.757      17    111,549   77.12     82.91   100.00   93.28  39.98
------------------------------------------------------------------------------------------------------------------------------------
8.501 - 8.750            48    5,284,994.58     4.49    8.683     5.933      17    110,104   82.17     85.99    91.59   98.67  39.14
------------------------------------------------------------------------------------------------------------------------------------
8.751 - 9.000            57    6,593,548.50     5.60    8.934     5.962      16    115,676   82.60     72.41    93.56   98.41  37.56
------------------------------------------------------------------------------------------------------------------------------------
9.001 - 9.250            54    6,267,871.02     5.33    9.185     5.948      19    116,072   84.12     60.67    89.17   99.14  37.81
------------------------------------------------------------------------------------------------------------------------------------
9.251 - 9.500            74    8,069,330.23     6.86    9.442     6.125      17    109,045   83.93     79.70    93.13   98.12  37.65
------------------------------------------------------------------------------------------------------------------------------------
9.501 - 9.750           120   12,681,615.40    10.78    9.691     6.239      17    105,680   86.39     56.14    94.78   96.74  38.41
------------------------------------------------------------------------------------------------------------------------------------
9.751 - 10.000          135   13,573,241.42    11.53    9.926     6.320      17    100,543   86.89     53.68    92.31   96.88  37.68
------------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.250          99    9,361,096.86     7.95   10.181     6.377      18     94,557   86.82     57.55    96.60   97.42  39.75
------------------------------------------------------------------------------------------------------------------------------------
10.251 - 10.500         106   10,748,904.18     9.13   10.416     6.534      17    101,405   85.80     48.53    95.91   94.47  40.55
------------------------------------------------------------------------------------------------------------------------------------
10.501 - 10.750         136   12,396,232.42    10.53   10.662     6.638      18     91,149   86.25     53.99    93.62   97.34  40.63
------------------------------------------------------------------------------------------------------------------------------------
10.751 - 11.000          78    6,875,517.88     5.84   10.909     6.792      17     88,148   86.32     53.11    97.80   94.49  42.17
------------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.250          61    5,763,143.90     4.90   11.151     6.818      18     94,478   86.46     54.38    90.34   92.99  39.81
------------------------------------------------------------------------------------------------------------------------------------
11.251 - 11.500          57    4,529,507.20     3.85   11.409     6.933      19     79,465   86.56     65.17    96.96   97.42  42.51
------------------------------------------------------------------------------------------------------------------------------------
11.501 - 11.750          37    3,652,428.22     3.10   11.647     7.355      17     98,714   85.89     40.33    82.61  100.00  40.05
------------------------------------------------------------------------------------------------------------------------------------
11.751 - 12.000          35    2,689,143.62     2.28   11.873     7.072      19     76,833   84.53     44.69    89.40   96.55  40.16
------------------------------------------------------------------------------------------------------------------------------------
12.001 - 12.250          16    1,210,921.87     1.03   12.158     7.386      18     75,683   83.52     59.17    92.49  100.00  42.86
------------------------------------------------------------------------------------------------------------------------------------
12.251 - 12.500           9      666,513.48     0.57   12.371     7.621      20     74,057   85.02     87.85    82.15  100.00  38.51
------------------------------------------------------------------------------------------------------------------------------------
Greater than 12.500      12      780,836.84     0.66   12.868     7.378      18     65,070   70.99     73.92    93.18   80.16  36.64
------------------------------------------------------------------------------------------------------------------------------------
Total:                1,191  117,689,963.77   100.00   10.085     6.393      17     98,816   84.98     59.92    93.73   96.88  39.27
------------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

------------------------------------------------------------------------------------------------------------------------------------
                                             % of
                      # of     Aggregate     Aggr    Weighted   Weighted    WA     Average     WA    Percent   Percent    %     WA
Gross                  Mtg     Principal     Prin    Average    Average     Mos    Current    Orig   Cashout    Full     Own   Debt
Margin                 Lns      Balance       Bal     Coupon     Margin   to Roll  Balance    CLTV    Refi       Doc     Occ   Ratio
------------------------------------------------------------------------------------------------------------------------------------

4.500 and less         12      969,715.01    0.82      8.350      4.282      15     80,810  71.38     89.00     96.83   96.83  35.35
------------------------------------------------------------------------------------------------------------------------------------
4.501 - 4.750          31    3,474,447.48    2.95      9.289      4.742      25    112,079  83.70     54.22    100.00   96.90  33.93
------------------------------------------------------------------------------------------------------------------------------------
4.751 - 5.000          46    4,193,067.49    3.56      9.486      4.947      17     91,154  78.82     64.68     91.67  100.00  37.69
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.250          37    4,335,713.87    3.68      9.130      5.208      17    117,181  79.63     72.60     97.79   98.75  33.83
------------------------------------------------------------------------------------------------------------------------------------
5.251 - 5.500          58    6,853,169.81    5.82      9.469      5.410      15    118,158  78.66     57.22     96.07   96.72  39.57
------------------------------------------------------------------------------------------------------------------------------------
5.501 - 5.750          64    6,839,287.89    5.81      9.648      5.717      14    106,864  85.10     60.84     98.43   98.57  38.11
------------------------------------------------------------------------------------------------------------------------------------
5.751 - 6.000         138   13,000,397.91   11.05      9.672      5.957      18     94,206  85.51     61.80     96.85   96.12  38.67
------------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.250         154   15,428,166.81   13.11      9.914      6.209      18    100,183  87.47     61.33     95.35   97.54  39.32
------------------------------------------------------------------------------------------------------------------------------------
6.251 - 6.500         105   10,549,457.92    8.96      9.986      6.396      17    100,471  84.62     54.27     87.89   93.14  41.44
------------------------------------------------------------------------------------------------------------------------------------
6.501 - 6.750         188   17,981,485.04   15.28     10.394      6.651      19     95,646  86.50     63.61     95.44   97.05  41.30
------------------------------------------------------------------------------------------------------------------------------------
6.751 - 7.000          87    7,881,999.84    6.70     10.493      6.884      17     90,598  83.69     58.23     89.09   93.20  38.56
------------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.250         104   10,199,310.55    8.67     10.740      7.140      17     98,070  87.69     61.28     93.74   98.76  40.50
------------------------------------------------------------------------------------------------------------------------------------
7.251 - 7.500          48    4,806,553.26    4.08     10.576      7.382      15    100,137  86.59     55.89     95.98   95.86  39.95
------------------------------------------------------------------------------------------------------------------------------------
7.501 - 7.750          54    5,093,903.61    4.33     10.825      7.631      16     94,332  87.45     38.29     88.26  100.00  38.08
------------------------------------------------------------------------------------------------------------------------------------
7.751 - 8.000          21    1,766,986.62    1.50     11.188      7.871      13     84,142  85.14     49.84     80.26   96.99  41.21
------------------------------------------------------------------------------------------------------------------------------------
Greater than 8.000     44    4,316,300.66    3.67     10.983      8.473      16     98,098  85.42     65.07     84.51   97.54  38.99
------------------------------------------------------------------------------------------------------------------------------------
Total:              1,191  117,689,963.77  100.00     10.085      6.393      17     98,816  84.98     59.92     93.73   96.88  39.27
------------------------------------------------------------------------------------------------------------------------------------







--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             % of
Months to             # of     Aggregate     Aggr    Weighted   Weighted    WA     Average     WA    Percent   Percent    %     WA
Next Rate              Mtg     Principal     Prin    Average    Average     Mos    Current    Orig   Cashout    Full     Own   Debt
Adjustment             Lns      Balance       Bal     Coupon     Margin   to Roll  Balance    CLTV    Refi       Doc     Occ   Ratio
------------------------------------------------------------------------------------------------------------------------------------
1 - 6                  93    9,303,916.91    7.91      9.910      6.244       4    100,042  84.80     64.79     88.33   96.11  38.82
------------------------------------------------------------------------------------------------------------------------------------
7 - 12                138   15,984,756.09   13.58      9.702      6.695       8    115,832  85.87     55.50     89.08   98.88  36.38
------------------------------------------------------------------------------------------------------------------------------------
13 - 24               906   87,067,794.62   73.98     10.177      6.395      20     96,101  84.79     60.54     95.23   96.52  40.06
------------------------------------------------------------------------------------------------------------------------------------
25 - 36                54    5,333,496.15    4.53     10.042      5.710      31     98,768  85.75     54.47     92.46   97.98  35.92
------------------------------------------------------------------------------------------------------------------------------------
Total:              1,191  117,689,963.77  100.00     10.085      6.393      17     98,816  84.98     59.92     93.73   96.88  39.27
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

------------------------------------------------------------------------------------------------------------------------------------
                                             % of
Months Remainging     # of     Aggregate     Aggr    Weighted   Weighted    WA     Average     WA    Percent   Percent    %     WA
to Scheduled           Mtg     Principal     Prin    Average    Average     Mos    Current    Orig   Cashout    Full     Own   Debt
Maturity               Lns      Balance       Bal     Coupon     Margin   to Roll  Balance    CLTV    Refi       Doc     Occ   Ratio
------------------------------------------------------------------------------------------------------------------------------------

120 to 179            540   52,592,202.23   44.69      9.990      6.167      17     97,393  85.83     65.28     99.27   98.51  40.30
------------------------------------------------------------------------------------------------------------------------------------
180 to 239              1       53,603.46    0.05      8.750      6.000      20     53,603  90.00    100.00    100.00  100.00  43.72
------------------------------------------------------------------------------------------------------------------------------------
300 to 359            650   65,044,158.08   55.27     10.164      6.576      17    100,068  84.29     55.54     89.23   95.56  38.44
------------------------------------------------------------------------------------------------------------------------------------
Total:              1,191  117,689,963.77  100.00     10.085      6.393      17     98,816  84.98     59.92     93.73   96.88  39.27
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                             % of
                      # of     Aggregate     Aggr    Weighted   Weighted    WA     Average     WA    Percent   Percent    %     WA
Distribution           Mtg     Principal     Prin    Average    Average     Mos    Current    Orig   Cashout    Full     Own   Debt
Loan Purpose           Lns      Balance       Bal     Coupon     Margin   to Roll  Balance    CLTV    Refi       Doc     Occ   Ratio
------------------------------------------------------------------------------------------------------------------------------------

Refinance - Cashout   700   70,514,223.85   59.92      9.969      6.367      17    100,735  83.83    100.00     94.49   97.47  39.75
------------------------------------------------------------------------------------------------------------------------------------
Purchase              491   47,175,739.92   40.08     10.258      6.430      17     96,081  86.69      0.00     92.59   96.00  38.56
------------------------------------------------------------------------------------------------------------------------------------
Total:              1,191  117,689,963.77  100.00     10.085      6.393      17     98,816  84.98     59.92     93.73   96.88  39.27
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                             % of
                      # of     Aggregate     Aggr    Weighted   Weighted    WA     Average     WA    Percent   Percent    %     WA
Distribution of        Mtg     Principal     Prin    Average    Average     Mos    Current    Orig   Cashout    Full     Own   Debt
Occupancy Status       Lns      Balance       Bal     Coupon     Margin   to Roll  Balance    CLTV    Refi       Doc     Occ   Ratio
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied      1,134  114,015,344.88   96.88     10.076      6.391      17    100,543  85.25     60.28     93.95  100.00  39.31
------------------------------------------------------------------------------------------------------------------------------------
Non-Owner Occupied     57    3,674,618.89    3.12     10.358      6.434      17     64,467  76.62     48.64     86.72    0.00  38.20
------------------------------------------------------------------------------------------------------------------------------------
Total:              1,191  117,689,963.77  100.00     10.085      6.393      17     98,816  84.98     59.92     93.73   96.88  39.27
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

------------------------------------------------------------------------------------------------------------------------------------
                                             % of
                      # of     Aggregate     Aggr    Weighted   Weighted    WA     Average     WA    Percent   Percent    %     WA
Distribution of        Mtg     Principal     Prin    Average    Average     Mos    Current    Orig   Cashout    Full     Own   Debt
Property Types         Lns      Balance       Bal     Coupon     Margin   to Roll  Balance    CLTV    Refi       Doc     Occ   Ratio
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Single Family
 Residence          1,150  114,490,972.77   97.28     10.071      6.381      17     99,557  85.01     60.20     93.83   97.47  39.28
------------------------------------------------------------------------------------------------------------------------------------
2-4 Family             18    1,310,929.02    1.11     11.050      7.142      16     72,829  82.65     48.73     96.37   48.03  42.95
------------------------------------------------------------------------------------------------------------------------------------
PUD                     9    1,100,391.25    0.93     10.302      6.872      16    122,266  86.80     63.94    100.00   94.00  36.49
------------------------------------------------------------------------------------------------------------------------------------
Man. Housing            8      449,804.42    0.38     10.358      5.991      22     56,226  82.10     22.42     59.42  100.00  33.74
------------------------------------------------------------------------------------------------------------------------------------
Condo                   6      337,866.31    0.29     10.170      6.315      17     56,311  81.18     42.99     73.42   90.90  38.00
------------------------------------------------------------------------------------------------------------------------------------
Total:              1,191  117,689,963.77  100.00     10.085      6.393      17     98,816  84.98     59.92     93.73   96.88  39.27
------------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                             % of
                      # of     Aggregate     Aggr    Weighted   Weighted    WA     Average     WA    Percent   Percent    %     WA
                       Mtg     Principal     Prin    Average    Average     Mos    Current    Orig   Cashout    Full     Own   Debt
Lien Position          Lns      Balance       Bal     Coupon     Margin   to Roll  Balance    CLTV    Refi       Doc     Occ   Ratio
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
1st Lien            1,191  117,689,963.77  100.00     10.085      6.393      17     98,816  84.98     59.92     93.73   96.88  39.27
------------------------------------------------------------------------------------------------------------------------------------
Total:              1,191  117,689,963.77  100.00     10.085      6.393      17     98,816  84.98     59.92     93.73   96.88  39.27
------------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

------------------------------------------------------------------------------------------------------------------------------------
                                             % of
                      # of     Aggregate     Aggr    Weighted   Weighted    WA     Average     WA    Percent   Percent    %     WA
Geographical           Mtg     Principal     Prin    Average    Average     Mos    Current    Orig   Cashout    Full     Own   Debt
Distribution           Lns      Balance       Bal     Coupon     Margin   to Roll  Balance    CLTV    Refi       Doc     Occ   Ratio
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Georgia               206   21,837,267.97   18.55     10.277      6.540      17    106,006  85.23     42.53     93.80   96.48  37.68
------------------------------------------------------------------------------------------------------------------------------------
Florida               125   11,141,065.89    9.47     10.018      6.129      18     89,129  84.85     45.62     92.99   97.05  40.50
------------------------------------------------------------------------------------------------------------------------------------
Ohio                  133   11,130,987.16    9.46     10.121      6.498      18     83,692  86.36     76.94     98.42   97.64  39.02
------------------------------------------------------------------------------------------------------------------------------------
Colorado               79    9,954,964.43    8.46      9.646      6.277      17    126,012  84.12     82.71     96.67  100.00  40.74
------------------------------------------------------------------------------------------------------------------------------------
Illinois               80    8,399,803.89    7.14     10.024      6.221      15    104,998  83.48     79.65     99.39   97.55  40.32
------------------------------------------------------------------------------------------------------------------------------------
Tennessee              63    6,161,804.13    5.24     10.404      6.440      20     97,806  86.29     61.06     93.73   99.30  40.94
------------------------------------------------------------------------------------------------------------------------------------
Indiana                60    5,065,676.65    4.30     10.214      6.221      17     84,428  86.12     77.06    100.00   98.62  39.55
------------------------------------------------------------------------------------------------------------------------------------
Louisiana              47    4,416,610.36    3.75     10.426      7.153      17     93,970  84.19     66.23     70.63   94.06  40.07
------------------------------------------------------------------------------------------------------------------------------------
Utah                   35    4,140,749.00    3.52      9.538      6.128      18    118,307  84.60     64.14    100.00   97.79  38.47
------------------------------------------------------------------------------------------------------------------------------------
Arizona                38    4,115,544.38    3.50      9.783      6.275      17    108,304  83.81     45.18     84.50  100.00  39.75
------------------------------------------------------------------------------------------------------------------------------------
Virginia               42    3,929,785.06    3.34     10.441      6.522      18     93,566  85.31     26.90     95.54   82.78  41.51
------------------------------------------------------------------------------------------------------------------------------------
Kentucky               47    3,855,572.57    3.28     10.022      6.136      18     82,033  86.35     64.56    100.00  100.00  40.08
------------------------------------------------------------------------------------------------------------------------------------
California             17    3,313,779.97    2.82      9.527      6.189      14    194,928  85.80     57.49     93.16   97.51  37.88
------------------------------------------------------------------------------------------------------------------------------------
South Carolina         31    3,275,352.71    2.78     10.030      6.434      17    105,657  84.31     47.04     72.68  100.00  39.76
------------------------------------------------------------------------------------------------------------------------------------
North Carolina         35    3,254,971.36    2.77      9.929      6.219      16     92,999  85.79     43.58     93.71   97.05  38.19
------------------------------------------------------------------------------------------------------------------------------------
Michigan               31    2,382,660.62    2.02     10.548      6.750      14     76,860  80.98     74.40     90.86   93.50  37.26
------------------------------------------------------------------------------------------------------------------------------------
Mississippi            25    1,820,043.04    1.55     10.515      6.603      21     72,802  85.96     62.83     97.10  100.00  33.67
------------------------------------------------------------------------------------------------------------------------------------
Iowa                   19    1,770,982.48    1.50      9.998      6.250      17     93,210  86.99     57.51    100.00  100.00  43.86
------------------------------------------------------------------------------------------------------------------------------------
Oregon                 11    1,492,737.46    1.27      9.515      6.227      16    135,703  81.06     87.45    100.00   71.32  32.73
------------------------------------------------------------------------------------------------------------------------------------
Missouri               16    1,104,167.79    0.94     10.093      6.273      16     69,010  83.77     83.07    100.00  100.00  40.43
------------------------------------------------------------------------------------------------------------------------------------
Connecticut             9    1,052,385.97    0.89     10.170      6.453      23    116,932  85.69     58.12     78.49  100.00  35.83
------------------------------------------------------------------------------------------------------------------------------------
Washington              9      904,391.94    0.77      9.545      5.979      18    100,488  78.45     89.99    100.00  100.00  37.20
------------------------------------------------------------------------------------------------------------------------------------
Texas                  12      860,487.29    0.73     10.619      7.038      16     71,707  87.03     17.19     89.60   89.60  37.53
------------------------------------------------------------------------------------------------------------------------------------
Maryland                4      717,967.15    0.61     10.747      6.631      12    179,492  85.67     33.23     80.92  100.00  43.58
------------------------------------------------------------------------------------------------------------------------------------
Wisconsin               5      578,798.73    0.49     10.690      6.567      16    115,760  86.48    100.00     74.90  100.00  41.38
------------------------------------------------------------------------------------------------------------------------------------
Idaho                   4      347,940.61    0.30      9.963      6.767      19     86,985  90.00     52.16    100.00  100.00  30.79
------------------------------------------------------------------------------------------------------------------------------------
New Mexico              2      194,760.34    0.17     11.489      7.230      15     97,380  84.05    100.00    100.00   80.90  40.60
------------------------------------------------------------------------------------------------------------------------------------
Minnesota               1      181,493.57    0.15      8.900      5.750      31    181,494  90.00    100.00    100.00  100.00  50.00
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania            3      151,363.68    0.13     10.129      7.373      17     50,455  79.85      0.00    100.00   49.24  38.91
------------------------------------------------------------------------------------------------------------------------------------
New Jersey              1      104,397.57    0.09      9.750      7.000      15    104,398  80.00      0.00    100.00  100.00  39.50
------------------------------------------------------------------------------------------------------------------------------------
Arkansas                1       31,450.00    0.03     11.790      6.800      23     31,450  85.00    100.00    100.00  100.00  45.10
------------------------------------------------------------------------------------------------------------------------------------
Total:              1,191  117,689,963.77  100.00     10.085      6.393      17     98,816  84.98     59.92     93.73   96.88  39.27
------------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

------------------------------------------------------------------------------------------------------------------------------------
                                             % of
                      # of     Aggregate     Aggr    Weighted   Weighted    WA     Average     WA    Percent   Percent    %     WA
                       Mtg     Principal     Prin    Average    Average     Mos    Current    Orig   Cashout    Full     Own   Debt
Top 20 Zip Codes       Lns      Balance       Bal     Coupon     Margin   to Roll  Balance    CLTV    Refi       Doc     Occ   Ratio
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
30269                   6      887,300.72    0.75      9.323      6.650       9    147,883  84.22     29.66     71.51  100.00  34.30
------------------------------------------------------------------------------------------------------------------------------------
30058                   7      805,576.05    0.68     10.707      7.126      20    115,082  88.09     52.64    100.00  100.00  36.12
------------------------------------------------------------------------------------------------------------------------------------
30038                   5      773,454.30    0.66      9.738      6.528      16    154,691  85.83      9.29    100.00  100.00  38.35
------------------------------------------------------------------------------------------------------------------------------------
84120                   5      603,660.43    0.51      9.960      6.574      21    120,732  89.11    100.00    100.00  100.00  44.69
------------------------------------------------------------------------------------------------------------------------------------
30310                   9      596,707.56    0.51     10.240      6.283      18     66,301  86.78     21.54    100.00   78.61  37.18
------------------------------------------------------------------------------------------------------------------------------------
84095                   3      591,715.69    0.50      9.165      5.660      20    197,239  79.69     68.14    100.00  100.00  39.67
------------------------------------------------------------------------------------------------------------------------------------
38125                   4      538,604.52    0.46     11.148      6.740      18    134,651  87.35     21.47     74.57  100.00  43.68
------------------------------------------------------------------------------------------------------------------------------------
70817                   3      520,615.86    0.44      9.280      7.531      12    173,539  77.53    100.00     31.97  100.00  40.31
------------------------------------------------------------------------------------------------------------------------------------
30350                   2      500,810.32    0.43      9.537      5.342      21    250,405  79.33    100.00    100.00  100.00   5.61
------------------------------------------------------------------------------------------------------------------------------------
30062                   3      500,784.03    0.43      9.935      6.637      14    166,928  82.56     53.35    100.00  100.00  34.17
------------------------------------------------------------------------------------------------------------------------------------
30083                   5      493,732.31    0.42      9.688      6.449      18     98,746  90.00     28.25    100.00  100.00  43.85
------------------------------------------------------------------------------------------------------------------------------------
30087                   3      453,279.48    0.39      9.904      6.216      19    151,093  85.70     31.99    100.00  100.00  47.98
------------------------------------------------------------------------------------------------------------------------------------
81654                   1      452,090.83    0.38      9.500      6.500      13    452,091  78.41    100.00    100.00  100.00  47.17
------------------------------------------------------------------------------------------------------------------------------------
30155                   1      448,324.12    0.38      9.080      4.750      30    448,324  90.00      0.00    100.00  100.00   6.46
------------------------------------------------------------------------------------------------------------------------------------
29928                   1      446,832.89    0.38      9.300      6.925       6    446,833  80.00    100.00      0.00  100.00  37.37
------------------------------------------------------------------------------------------------------------------------------------
92887                   1      436,735.57    0.37      9.700      5.350      17    436,736  89.98      0.00    100.00  100.00  53.48
------------------------------------------------------------------------------------------------------------------------------------
45324                   3      433,691.11    0.37      8.345      5.374      12    144,564  81.90    100.00    100.00  100.00  35.89
------------------------------------------------------------------------------------------------------------------------------------
28173                   3      428,704.75    0.36      9.690      5.643      14    142,902  81.72     49.04    100.00  100.00  35.13
------------------------------------------------------------------------------------------------------------------------------------
80110                   1      425,000.00    0.36      8.650      5.400      20    425,000  77.27    100.00    100.00  100.00  42.15
------------------------------------------------------------------------------------------------------------------------------------
60473                   2      424,524.77    0.36     10.386      5.670      14    212,262  85.00     32.00    100.00  100.00  40.69
------------------------------------------------------------------------------------------------------------------------------------
Other               1,123  106,927,818.46   90.86     10.124      6.407      17     95,216  85.05     60.63     94.21   96.68  39.49
------------------------------------------------------------------------------------------------------------------------------------
Total:              1,191  117,689,963.77  100.00     10.085      6.393      17     98,816  84.98     59.92     93.73   96.88  39.27
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                             % of
                      # of     Aggregate     Aggr    Weighted   Weighted    WA     Average     WA    Percent   Percent    %     WA
Calendar Year          Mtg     Principal     Prin    Average    Average     Mos    Current    Orig   Cashout    Full     Own   Debt
of Origination         Lns      Balance       Bal     Coupon     Margin   to Roll  Balance    CLTV    Refi       Doc     Occ   Ratio
------------------------------------------------------------------------------------------------------------------------------------


1997                  260   26,158,680.30   22.23     10.284      6.151      14    100,610  84.32     56.36     92.97   96.01  39.23
------------------------------------------------------------------------------------------------------------------------------------
1998                  931   91,531,283.47   77.77     10.028      6.462      18     98,315  85.16     60.93     93.94   97.13  39.29
------------------------------------------------------------------------------------------------------------------------------------
Total:              1,191  117,689,963.77  100.00     10.085      6.393      17     98,816  84.98     59.92     93.73   96.88  39.27
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

------------------------------------------------------------------------------------------------------------------------------------
                                             % of
                      # of     Aggregate     Aggr    Weighted   Weighted    WA     Average     WA    Percent   Percent    %     WA
                       Mtg     Principal     Prin    Average    Average     Mos    Current    Orig   Cashout    Full     Own   Debt
Date of Origination    Lns      Balance       Bal     Coupon     Margin   to Roll  Balance    CLTV    Refi       Doc     Occ   Ratio
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
1997-05                 1      234,618.12    0.20      9.750      5.990      11    234,618  80.00    100.00    100.00  100.00  38.92
------------------------------------------------------------------------------------------------------------------------------------
1997-06                 4      289,595.19    0.25     10.309      6.266      12     72,399  82.24     83.50    100.00  100.00  31.89
------------------------------------------------------------------------------------------------------------------------------------
1997-07                 9    1,225,773.05    1.04     10.230      6.520       9    136,197  75.79     78.70    100.00   87.36  43.76
------------------------------------------------------------------------------------------------------------------------------------
1997-08                13    1,181,033.63    1.00      9.877      5.732      11     90,849  82.43     85.35    100.00   92.10  32.80
------------------------------------------------------------------------------------------------------------------------------------
1997-09                18    1,867,702.79    1.59     10.015      5.775      11    103,761  85.31     37.99    100.00  100.00  30.35
------------------------------------------------------------------------------------------------------------------------------------
1997-10                32    3,628,442.60    3.08      9.945      5.961      13    113,389  82.78     65.05    100.00   88.25  39.73
------------------------------------------------------------------------------------------------------------------------------------
1997-11                52    5,087,343.12    4.32     10.490      6.275      14     97,834  86.91     49.86     96.70   98.49  43.94
------------------------------------------------------------------------------------------------------------------------------------
1997-12               131   12,644,171.80   10.74     10.391      6.215      15     96,520  84.72     52.89     86.77   97.69  38.83
------------------------------------------------------------------------------------------------------------------------------------
1998-01               182   17,991,945.13   15.29     10.337      6.500      16     98,857  85.24     57.67     90.36   96.52  38.56
------------------------------------------------------------------------------------------------------------------------------------
1998-02               215   21,250,095.16   18.06      9.939      6.506      17     98,838  85.51     67.40     92.84   98.71  39.22
------------------------------------------------------------------------------------------------------------------------------------
1998-03               243   24,667,724.41   20.96      9.890      6.389      19    101,513  85.03     62.51     95.79   97.76  39.03
------------------------------------------------------------------------------------------------------------------------------------
1998-04               239   23,537,851.42   20.00      9.951      6.438      21     98,485  85.02     58.22     95.73   95.75  40.13
------------------------------------------------------------------------------------------------------------------------------------
1998-05                51    4,006,384.61    3.40     10.402      6.635      20     78,557  84.59     48.62     93.79   95.58  39.68
------------------------------------------------------------------------------------------------------------------------------------
1998-06                 1       77,282.74    0.07     11.050      6.775      23     77,283  90.00      0.00    100.00  100.00  28.96
------------------------------------------------------------------------------------------------------------------------------------
Total:              1,191  117,689,963.77  100.00     10.085      6.393      17     98,816  84.98     59.92     93.73   96.88  39.27
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                             % of
Original              # of     Aggregate     Aggr    Weighted   Weighted    WA     Average     WA    Percent   Percent    %     WA
Loan-to-Value          Mtg     Principal     Prin    Average    Average     Mos    Current    Orig   Cashout    Full     Own   Debt
Ratios                 Lns      Balance       Bal     Coupon     Margin   to Roll  Balance    CLTV    Refi       Doc     Occ   Ratio
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
30.001 - 40.000         2      109,937.25    0.09      9.204      4.927      21     54,969  34.03    100.00    100.00  100.00  24.73
------------------------------------------------------------------------------------------------------------------------------------
40.001 - 50.000         3      409,408.02    0.35     10.259      5.540      15    136,469  46.38    100.00     86.46   62.16  44.96
------------------------------------------------------------------------------------------------------------------------------------
50.001 - 60.000        13    1,156,517.14    0.98      9.826      5.575      19     88,963  55.76     92.16     57.28   96.29  34.13
------------------------------------------------------------------------------------------------------------------------------------
60.001 - 70.000        55    4,909,426.60    4.17      9.298      5.932      17     89,262  66.96     80.79     77.50   95.17  38.08
------------------------------------------------------------------------------------------------------------------------------------
70.001 - 75.000        72    6,030,592.31    5.12      9.966      6.228      17     83,758  74.49     65.64     82.96   85.05  36.90
------------------------------------------------------------------------------------------------------------------------------------
75.001 - 80.000       161   16,252,009.86   13.81      9.664      6.034      17    100,944  79.59     68.87     85.71   87.77  37.78
------------------------------------------------------------------------------------------------------------------------------------
80.001 - 85.000       283   27,740,677.83   23.57     10.262      6.443      18     98,024  84.81     63.59     91.86   99.00  38.73
------------------------------------------------------------------------------------------------------------------------------------
85.001 - 90.000       593   59,959,602.10   50.95     10.213      6.553      17    101,112  89.78     53.23    100.00   99.88  40.34
------------------------------------------------------------------------------------------------------------------------------------
90.001 - 95.000         7      881,105.02    0.75      9.266      5.958      14    125,872  93.58     13.75     86.25  100.00  40.21
------------------------------------------------------------------------------------------------------------------------------------
95.001 - 100.000        2      240,687.64    0.20      9.637      6.120       7    120,344 100.00     55.93    100.00  100.00  38.57
------------------------------------------------------------------------------------------------------------------------------------
Total:              1,191  117,689,963.77  100.00     10.085      6.393      17     98,816  84.98     59.92     93.73   96.88  39.27
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

------------------------------------------------------------------------------------------------------------------------------------
                                             % of
                      # of     Aggregate     Aggr    Weighted   Weighted    WA     Average     WA    Percent   Percent    %     WA
                       Mtg     Principal     Prin    Average    Average     Mos    Current    Orig   Cashout    Full     Own   Debt
Product Type           Lns      Balance       Bal     Coupon     Margin   to Roll  Balance    CLTV    Refi       Doc     Occ   Ratio
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
ARM - 6 Month          32    2,893,117.43    2.46      9.782      6.373       3     90,410  84.56     81.57     95.86   91.28  37.82
------------------------------------------------------------------------------------------------------------------------------------
ARM - 1 Yr
Fix/6 Mo Adj            4      457,162.74    0.39      9.844      6.176       7    114,291  90.67     54.93    100.00  100.00  42.46
------------------------------------------------------------------------------------------------------------------------------------
ARM - 2 Yr
Fix/6 Mo Adj          900   86,203,880.42   73.25     10.175      6.397      20     95,782  84.72     60.91     95.18   96.49  39.99
------------------------------------------------------------------------------------------------------------------------------------
ARM - 3 Yr
Fix/6 Mo Adj           31    2,559,093.97    2.17     10.465      6.489      32     82,551  84.32     63.69     84.29  100.00  38.08
------------------------------------------------------------------------------------------------------------------------------------
ARM - 1 Year          195   22,164,720.48   18.83      9.777      6.540       7    113,665  85.67     54.71     87.77   98.70  37.45
------------------------------------------------------------------------------------------------------------------------------------
ARM - 2 Yr
Fix/1 Yr Adj            6      637,586.55    0.54     10.561      6.628      19    106,264  87.44     56.97    100.00  100.00  38.11
------------------------------------------------------------------------------------------------------------------------------------
ARM - 3 Yr
Fix/1 Yr Adj           17    2,096,941.10    1.78      9.567      4.772      30    123,349  88.05     36.34    100.00   97.37  31.31
------------------------------------------------------------------------------------------------------------------------------------
ARM - 3 Year            6      677,461.08    0.58      9.919      5.672      31    112,910  84.04     75.72    100.00   92.23  42.03
------------------------------------------------------------------------------------------------------------------------------------
Total:              1,191  117,689,963.77  100.00     10.085      6.393      17     98,816  84.98     59.92     93.73   96.88  39.27
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                             % of
                      # of     Aggregate     Aggr    Weighted   Weighted    WA     Average     WA    Percent   Percent    %     WA
                       Mtg     Principal     Prin    Average    Average     Mos    Current    Orig   Cashout    Full     Own   Debt
Index Type             Lns      Balance       Bal     Coupon     Margin   to Roll  Balance    CLTV    Refi       Doc     Occ   Ratio
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Treasury - 1 Year     207   23,353,193.99   19.84      9.803      6.492       9    112,817  85.81     54.81     88.39   98.76  37.52
------------------------------------------------------------------------------------------------------------------------------------
Treasury - 3 Year      12    1,792,663.39    1.52      9.772      5.098      30    149,389  87.13     44.15    100.00   93.99  32.50
------------------------------------------------------------------------------------------------------------------------------------
Libor - 1 Month         3      250,572.08    0.21      9.115      5.096       5     83,524  83.08     34.52    100.00  100.00  33.96
------------------------------------------------------------------------------------------------------------------------------------
Libor - 6 Month       969   92,293,534.31   78.42     10.165      6.396      19     95,246  84.73     61.58     94.94   96.45  39.86
------------------------------------------------------------------------------------------------------------------------------------
Total:              1,191  117,689,963.77  100.00     10.085      6.393      17     98,816  84.98     59.92     93.73   96.88  39.27
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                             % of
                      # of     Aggregate     Aggr    Weighted   Weighted    WA     Average     WA    Percent   Percent    %     WA
                       Mtg     Principal     Prin    Average    Average     Mos    Current    Orig   Cashout    Full     Own   Debt
Balloon                 Lns      Balance       Bal     Coupon     Margin   to Roll  Balance    CLTV    Refi       Doc     Occ  Ratio
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Balloon              535   52,241,837.80    44.39      9.993      6.176      17     97,648  85.85     65.32     99.27   98.50  40.30
------------------------------------------------------------------------------------------------------------------------------------
Non-Balloon          656   65,448,125.97    55.61     10.159      6.566      17     99,768  84.28     55.60     89.30   95.59  38.46
------------------------------------------------------------------------------------------------------------------------------------
Total:              1,191  117,689,963.77  100.00     10.085      6.393      17     98,816  84.98     59.92     93.73   96.88  39.27
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

------------------------------------------------------------------------------------------------------------------------------------
                                             % of
                      # of     Aggregate     Aggr    Weighted   Weighted    WA     Average     WA    Percent   Percent    %     WA
                       Mtg     Principal     Prin    Average    Average     Mos    Current    Orig   Cashout    Full     Own   Debt
Prepayment Penalty     Lns      Balance       Bal     Coupon     Margin   to Roll  Balance    CLTV    Refi       Doc     Occ   Ratio
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
No Prepayment
  Penalty             333   34,661,405.82   29.45      9.966      6.319      16    104,088  84.15     70.63     94.83   96.85  39.40
------------------------------------------------------------------------------------------------------------------------------------
1 Year                 97   12,498,786.75   10.62      9.778      6.681      13    128,853  85.25     49.61     83.18   98.48  37.43
------------------------------------------------------------------------------------------------------------------------------------
2 Years               598   56,892,582.83   48.34     10.109      6.267      18     95,138  85.62     56.54     96.79   97.50  39.42
------------------------------------------------------------------------------------------------------------------------------------
3 Years               138   11,461,946.05    9.74     10.561      6.747      20     83,058  84.18     54.28     86.61   93.37  40.11
------------------------------------------------------------------------------------------------------------------------------------
5 Years                25    2,175,242.32    1.85     10.620      7.328      17     87,010  84.04     66.49     94.17   90.48  39.64
------------------------------------------------------------------------------------------------------------------------------------
Total:              1,191  117,689,963.77  100.00     10.085      6.393      17     98,816  84.98     59.92     93.73   96.88  39.27
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

             Average Life Sensitivity to Changes in Prepayment Rates

Scenario   I         II         III          IV           V             VI
Fixed    0% PPC    50% PPC     100% PPC   115% PPC     150% PPC      200% PPC
ARM      0% CPR    15% CPR     25% CPR    28% CPR      35% CPR       50% CPR

                           Priced to 10% Optional Call

Scenario             I          II        III        IV        V          VI

Class A-1
  @ Price 100/00
Yield                6.4448     6.2202    6.0351      5.988    5.8814     5.7381
Average Life         7.2724     1.5323    0.9291     0.8447    0.7008     0.5703
Mod Duration         5.2214     1.3989    0.8727     0.7964    0.6651     0.5445
First Prin          8/25/98    8/25/98   8/25/98    8/25/98   8/25/98    8/25/98
Last Prin           9/25/12   11/25/01   4/25/00    2/25/00  10/25/99    7/25/99
Payment Window          170         40        21         19        15         12

Class A-2
  @ Price 100/00
Yield                 6.257     6.1896    6.1015     6.0754     6.019     5.9432
Average Life        14.6425     4.3619    2.2875     2.0051    1.5834     1.2342
Mod Duration         9.3685     3.7112    2.0742     1.8342    1.4681     1.1572
First Prin          9/25/12   11/25/01   4/25/00    2/25/00  10/25/99    7/25/99
Last Prin           3/25/13    1/25/04   5/25/01   12/25/00   6/25/00   12/25/99
Payment Window            7         27        14         11         9          6

Class A-3
  @ Price 100/00
Yield                6.3078     6.2775    6.2145      6.195    6.1496     6.0869
Average Life         14.675     7.1166    3.4625     2.9901    2.2686      1.703
Mod Duration         9.3505     5.5652    3.0256     2.6513    2.0573     1.5723
First Prin          3/25/13    1/25/04   5/25/01   12/25/00   6/25/00   12/25/99
Last Prin           3/25/13   11/25/07  10/25/02    3/25/02   4/25/01    6/25/00
Payment Window            1         47        18         16        11          7

Class A-4
  @ Price 100/00
Yield                6.4765     6.4649    6.4277     6.4128    6.3794     6.3251
Average Life        19.2395    12.3363    6.0029     4.9662    3.5977     2.4884
Mod Duration        10.6322     8.2515    4.8074     4.1176    3.1161     2.2335
First Prin          3/25/13   11/25/07  10/25/02    3/25/02   4/25/01    6/25/00
Last Prin           1/25/24    2/25/13   5/25/07    7/25/05   5/25/03   10/25/01
Payment Window          131         64        56         41        26         17

Class A-5
  @ Price 100/00
Yield                6.7778     6.7653    6.7458     6.7385     6.717     6.6786
Average Life        26.8691    14.5917    8.8417     7.7392    5.6634      3.836
Mod Duration        12.1171     9.0479    6.4807     5.8655    4.5743     3.2834
First Prin          1/25/24    2/25/13   5/25/07    7/25/05   5/25/03   10/25/01
Last Prin           9/25/25    2/25/13   5/25/07    4/25/06   6/25/04    8/25/02
Payment Window           21          1         1         10        14         11

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                           Priced to 10% Optional Call
                                   (continued)


Class A-6
  @ Price 100/00
Yield                  6.35      6.334    6.3234     6.3199    6.3074     6.2807
Average Life        11.4858     8.0489    6.6553     6.3015    5.3001     3.9743
Mod Duration         7.8261     6.0285    5.2322     5.0156     4.366     3.4188
First Prin          8/25/01    8/25/01   8/25/01    8/25/01   8/25/01    8/25/01
Last Prin           3/25/13    2/25/13   5/25/07    4/25/06   6/25/04    8/25/02
Payment Window          140        139        70         57        35         13

Class A-7
  @ Price 100/00
Yield                 5.846      5.846     5.846      5.846    5.8459     5.8458
Average Life         18.446     5.6133    3.0656     2.6237    1.8635      0.867
Mod Duration         10.427     4.2519    2.5698     2.2427    1.6506     0.8174
First Prin          8/25/98    8/25/98   8/25/98    8/25/98   8/25/98    8/25/98
Last Prin           9/25/25    2/25/13   5/25/07    4/25/06   6/25/04    8/25/02
Payment Window          326        175       106         93        71         49

Class A-8
  @ Price 100/00
Yield                6.1784     6.0672     6.044     6.0408    6.0368     6.0475
Average Life        11.9362     2.8509    2.4572     2.4107    2.3544      2.511
Mod Duration         8.0477      2.526      2.21     2.1723    2.1266     2.2521
First Prin          3/25/00    3/25/00   3/25/00    3/25/00   3/25/00    3/25/00
Last Prin           2/25/13   10/25/03   8/25/03    8/25/03   8/25/03    8/25/02
Payment Window          156         44        42         42        42         30









--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

             Average Life Sensitivity to Changes in Prepayment Rates

                               Priced to Maturity

Scenario             I          II        III        IV        V          VI

Class A-1
  @ Price 100/00
Yield                6.4448     6.2202    6.0351      5.988    5.8814     5.7381
Average Life         7.2724     1.5323    0.9291     0.8447    0.7008     0.5703
Mod Duration         5.2214     1.3989    0.8727     0.7964    0.6651     0.5445
First Prin          8/25/98    8/25/98   8/25/98    8/25/98   8/25/98    8/25/98
Last Prin           9/25/12   11/25/01   4/25/00    2/25/00  10/25/99    7/25/99
Payment Window          170         40        21         19        15         12

Class A-2
  @ Price 100/00
Yield                 6.257     6.1896    6.1015     6.0754     6.019     5.9432
Average Life        14.6425     4.3619    2.2875     2.0051    1.5834     1.2342
Mod Duration         9.3685     3.7112    2.0742     1.8342    1.4681     1.1572
First Prin          9/25/12   11/25/01   4/25/00    2/25/00  10/25/99    7/25/99
Last Prin           3/25/13    1/25/04   5/25/01   12/25/00   6/25/00   12/25/99
Payment Window            7         27        14         11         9          6

Class A-3
  @ Price 100/00
Yield                6.3078     6.2775    6.2145      6.195    6.1496     6.0869
Average Life         14.675     7.1166    3.4625     2.9901    2.2686      1.703
Mod Duration         9.3505     5.5652    3.0256     2.6513    2.0573     1.5723
First Prin          3/25/13    1/25/04   5/25/01   12/25/00   6/25/00   12/25/99
Last Prin           3/25/13   11/25/07  10/25/02    3/25/02   4/25/01    6/25/00
Payment Window            1         47        18         16        11          7

Class A-4
  @ Price 100/00
Yield                6.4765     6.4649    6.4279     6.4128    6.3794     6.3251
Average Life        19.2395    12.3507    6.0173     4.9662    3.5977     2.4884
Mod Duration        10.6322      8.257    4.8153     4.1176    3.1161     2.2335
First Prin          3/25/13   11/25/07  10/25/02    3/25/02   4/25/01    6/25/00
Last Prin           1/25/24    3/25/13  11/25/07    7/25/05   5/25/03   10/25/01
Payment Window          131         65        62         41        26         17

Class A-5
  @ Price 100/00
Yield                6.7842     6.8181     6.906      6.909    6.8612     6.7276
Average Life        27.5113    16.6188   12.1277    10.7018    7.2602     4.0984
Mod Duration        12.2199     9.6876     8.021     7.3539    5.4932     3.4717
First Prin          1/25/24    3/25/13  11/25/07    7/25/05   5/25/03   10/25/01
Last Prin           9/25/27    7/25/22   4/25/13    3/25/13   9/25/10    5/25/04
Payment Window           45        113        66         93        89         32






--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                               Priced to Maturity
                                   (continued)


Class A-6
  @ Price 100/00
Yield                  6.35     6.3341    6.3358      6.344    6.3971     6.4938
Average Life        11.4858     8.0504    6.8032     6.5597    6.1021     5.5312
Mod Duration         7.8261     6.0292    5.3114     5.1634    4.8736     4.4926
First Prin          8/25/01    8/25/01   8/25/01    8/25/01   8/25/01    8/25/01
Last Prin           3/25/13    3/25/13   3/25/13    3/25/13   7/25/10    6/25/07
Payment Window          140        140       140        140       108         71

Class A-7
  @ Price 100/00
Yield                5.8467     5.8482    5.8534     5.8542     5.856     5.8552
Average Life        18.6569       5.75    3.2642     2.8035    2.0059      0.924
Mod Duration        10.4675     4.3029    2.6759     2.3458    1.7432     0.8599
First Prin          8/25/98    8/25/98   8/25/98    8/25/98   8/25/98    8/25/98
Last Prin           1/25/28    5/25/20   2/25/13    3/25/12   2/25/09    3/25/05
Payment Window          354        262       175        164       127         80

Class A-8
  @ Price 100/00
Yield                6.1784     6.0672     6.044     6.0408    6.0368     6.0482
Average Life        11.9362     2.8509    2.4572     2.4107    2.3544     2.5226
Mod Duration         8.0477      2.526      2.21     2.1723    2.1266     2.2608
First Prin          3/25/00    3/25/00   3/25/00    3/25/00   3/25/00    3/25/00
Last Prin           2/25/13   10/25/03   8/25/03    8/25/03   8/25/03    8/25/03
Payment Window          156         44        42         42        42         42







--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.